                                                                    EXHIBIT 10.6


                                 $600,000,000

                               CREDIT AGREEMENT

                                 dated as of

                                August 12, 1996


                                     among


                      Nationwide Mutual Insurance Company,

                       Nationwide Life Insurance Company

                           The Banks Parties Hereto


                                      and


                  Morgan Guaranty Trust Company of New York,
                            as Administrative Agent

                            -----------------------

                         J.P. Morgan Securities Inc.,
                                   Arranger

                               TABLE OF CONTENTS


                                                                           Page

                                   ARTICLE 1

                                  DEFINITIONS

1.1.  Definitions.........................................................   1
1.2.  Accounting Terms and Determinations.................................  14
1.3.  Types of Borrowings.................................................  14

                                   ARTICLE 2

                                  THE CREDITS

2.1.  Commitments to Lend.................................................  15
2.2.  Notice of Committed Borrowing.......................................  15
2.3.  Money Market Borrowings.............................................  16
2.4.  Notice to Banks; Funding of Loans...................................  20
2.5.  Notes...............................................................  21
2.6.  Maturity of Loans...................................................  21
2.7.  Interest Rates......................................................  22
2.8.  Fees................................................................  26
2.9.  Optional Termination or Reduction of
          Commitments.....................................................  26
2.10. Method of Electing Interest Rates...................................  26
2.11. Mandatory Termination of Commitments................................  28
2.12. Optional Prepayments................................................  28
2.13. General Provisions as to Payments...................................  29
2.14. Funding Losses......................................................  30
2.15. Computation of Interest and Fees....................................  30
2.16. Regulation D Compensation...........................................  30

                                   ARTICLE 3

                                  CONDITIONS

3.1.  Closing.............................................................  31
3.2.  Borrowings..........................................................  31

                                   ARTICLE 4

                        REPRESENTATIONS AND WARRANTIES

4.1.  Corporate Existence and Power.......................................  32
4.2.  Corporate and Governmental Authorization; No
          Contravention...................................................  33
4.3.  Binding Effect......................................................  33
4.4.  Financial Information...............................................  33

4.5.   Litigation...............................................    33
4.6.   Compliance with ERISA....................................    33
4.7.   Environmental Matters....................................    34
4.8.   Taxes....................................................    34
4.9.   Material Subsidiaries....................................    35
4.10.  Regulatory Restrictions..................................    35
4.11.  Full Disclosure..........................................    35

                                   ARTICLE 5

                                   COVENANTS

5.1.   Information..............................................    35
5.2.   Maintenance of Property; Insurance.......................    37
5.3.   Conduct of Business and Maintenance of Existence.........    37
5.4.   Compliance with Laws.....................................    37
5.5.   Mergers and Sales of Assets..............................    38
5.6.   Use of Proceeds..........................................    38
5.7.   Minimum Statutory Surplus................................    38
5.8.   Negative Pledge..........................................    38
5.9.   Transactions with Affiliates.............................    39

                                   ARTICLE 6

                                   DEFAULTS

6.1.   Events of Default........................................    40
6.2.   Notice of Default........................................    43


                                   ARTICLE 7

                           THE ADMINISTRATIVE AGENT

7.1.   Appointment and Authorization............................    43
7.2.   Administrative Agent and Affiliates......................    43
7.3.   Action by Administrative Agent...........................    44
7.4.   Consultation with Experts................................    44
7.5.   Liability of Administrative Agent........................    44
7.6.   Indemnification..........................................    44
7.7.   Credit Decision..........................................    45
7.8.   Successor Administrative Agent...........................    45
7.9.   Administrative Agent's Fee...............................    45

                                   ARTICLE 8

                            CHANGE IN CIRCUMSTANCES

8.1.   Basis for Determining Interest Rate Inadequate
           or Unfair............................................    46
8.2.   Illegality...............................................    47

                                                                            Page
                                                                            ----

     8.3.   Increased Cost and Reduced Return...............................  47
     8.4.   Taxes...........................................................  49
     8.5.   Base Rate Loans Substituted for Affected
                Fixed Rate Loans...........................................   51
     8.6.   Substitution of Bank ...........................................  52


                                   ARTICLE 9

                                 MISCELLANEOUS

     9.1.   Notices.........................................................  52
     9.2.   No Waivers......................................................  53
     9.3.   Expenses; Indemnification.......................................  53
     9.4.   Sharing of Set-Offs.............................................  54
     9.5.   Amendments and Waivers..........................................  54
     9.6.   Successors and Assigns..........................................  54
     9.7.   Collateral......................................................  56
     9.8.   Governing Law; Submission to Jurisdiction.......................  56
     9.9.   Counterparts; Integration; Effectiveness;
                Termination of Designated Credit
                Facilities..................................................  57
     9.10.  WAIVER OF JURY TRIAL............................................  57
     9.11.  Confidentiality.................................................  57

PRICING SCHEDULE
SCHEDULE I - Designated Credit Facilities

EXHIBIT A - Note
EXHIBIT B - Money Market Quote Request
EXHIBIT C - Invitation for Money Market Quotes
EXHIBIT D - Money Market Quote
EXHIBIT E - Opinion of Counsel for the Borrowers
EXHIBIT F - Opinion of Special Counsel for the
                Administrative Agent
EXHIBIT G - Assignment and Assumption Agreement

        CREDIT AGREEMENT dated as of August 12, 1996 among NATIONWIDE MUTUAL INSURANCE COMPANY, NATIONWIDE LIFE INSURANCE COMPANY, the BANKS parties hereto and MORGAN GUARANTY TRUST COMPANY OF NEW YORK, as Administrative Agent.

        The parties hereto agree as follows:

                                   ARTICLE 1

                                  DEFINITIONS

        SECTION 1.1. Definitions. The following terms, as used herein, have the
                     -----------
following meanings:

        "Absolute Rate Auction" means a solicitation of Money market Quotes setting forth Money Market Absolute Rates pursuant to Section 2.3.

        "Adjusted CD Rate" has the meaning set forth in Section 2.7(b).

        "Administrative Agent" means Morgan Guaranty Trust Company of New York in its capacity as agent for the Banks hereunder, and its successors in such capacity.

        "Administrative Questionnaire" means, with respect to each Bank, an administrative questionnaire in the form prepared by the Administrative Agent and submitted to the Administrative Agent (with a copy to the Borrowers) duly completed by such Bank.

        "Affiliate" means, with respect to either Borrower, (i) any Person that directly, or indirectly through one or more intermediaries, controls such Borrower (a "Controlling Person") or (ii) any Person (other than such Borrower or a Subsidiary of such Borrower) which is controlled by or is under common control with a Controlling Person. As used herein, the term "control" means possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of a Person, whether through the ownership of voting securities, by contract or otherwise.

        "Applicable Lending Office" means, with respect to any Bank, (i) in the case of its Domestic Loans, its Domestic Lending Office, (ii) in the case of its Euro-Dollar Loans, its Euro-Dollar Lending Office and (iii) in the case of its Money Market Loans, its Money Marketing Lending Office.

        "Article 8 Share" has the meaning set forth in Section 8.3.

        "Assessment Rate" has the meaning set forth in Section 2.7(b).

        "Assignee" has the meaning set forth in Section 9.6(c).

        "Availability Percentage" means, with respect to either Borrower, 50%; provided that if the Commitments are terminated with respect to one but not both
--------
Borrowers pursuant to Section 6.1, the Availability Percentage of the Borrower with respect to which the Commitments are terminated shall be zero and the Availabilty Percentage of the other Borrower shall be 100%.

        "Bank" means each bank listed on the signature pages hereof, each Assignee which becomes a Bank pursuant to Section 9.6(c), and their respective successors.

        "Base Rate" means, for any day, a rate per annum equal to the higher of
(i) the Prime Rate for such day and (ii) the sum of 1/2 of 1% plus the Federal Funds Rate for such day.

        "Base Rate Loan" means (i) a Committed Loan which bears interest at the Base Rate pursuant to the applicable Notice of Committed Borrowing or Notice of Interest Rate Election or the provisions of Article 8 or (ii) an overdue amount which was a Base Rate Loan immediately before it became overdue.

        "Benefit Arrangement" means at any time an employee benefit plan within the meaning of Section 3(3) of ERISA which is not a Plan or a Multiemployer Plan and which is maintained or otherwise contributed to by any member of the ERISA Group.

        "Borrower" means either Nationwide Mutual or Nationwide Life. References to "the Borrower" in connection with any Loan or Borrowing are to the particular Borrower to which such Loan is made or proposed to be made or by which such Borrowing is made or proposed to be made.

        "Borrowing" has the meaning set forth in Section 1.3.

        "CD Base Rate" has the meaning set forth in Section 2.7(b).

        "CD Loan" means (i) a Committed Loan which bears interest at a CD Rate pursuant to the applicable Notice of Committed Borrowing or Notice of Interest Rate Election or (ii) an overdue amount which was a CD Loan immediately before it became overdue.

        "CD Margin" means a rate per annum determined in accordance with the Pricing Schedule.

        "CD Rate" means a rate of interest determined pursuant to Section 2.7(b) on the basis of an Adjusted CD Rate.

        "CD Reference Banks" means The First National Bank of Chicago, Mellon Bank, and Morgan Guaranty Trust Company of New York.

        "Closing Date" means the date on or after the Effective Date on which the Administrative Agent shall have received the documents specified in or pursuant to Section 3.1.

        "Commitment" means, with respect to each Bank, the amount set forth opposite the name of such Bank on the signature pages hereof (or, in the case of an Assignee, the portion of the transferor Bank's Commitment assigned to such Assignee pursuant to Section 9.6(c)), as such amount may be reduced from time to time pursuant to Section 2.9.

        "Committed Loan" means a loan made by a Bank pursuant to Section 2.1; provided that, if any such loan or loans (or portions thereof) are combined or
--------
subdivided pursuant to a Notice of Interest Rate Election, the term "Committed Loan" shall refer to the combined principal amount resulting from such combination or to each of the separate principal amounts resulting from such subdivision, as the case may be.

        "Debt" of any Persons means at any date, without duplication, (i) all obligations of such Person for borrowed money, (ii) all obligations of such Person evidenced by bonds, debentures, notes or other similar instruments,
(iii) all obligations of such Person to pay the deferred purchase price of property or services, except trade accounts payable arising in the ordinary course of business, (iv) all obligations of such Person as lessee which are capitalized in accordance with generally accepted accounting principles, (v) all non-contingent obligations (and, for purposes of Section 5.8 and the definitions of Material Debt and Material Financial Obligations, all contingent obligations) of such Person to reimburse any bank or other Person in respect of amounts paid under a letter of credit or similar instrument, (vi) all Debt secured by a Lien on any asset of such Person, whether or not such Debt is otherwise an obligation of such Person and (vii) all Debt of others Guaranteed by such Person.

        "Default" means any condition or event which constitutes an Event of Default or which with the giving of notice or lapse of time or both would, unless cured or waived, become an Event of Default.

        "Derivatives Obligations" of any Person means all obligations of such Person in respect of any rate swap transaction, basis swap, forward rate transaction, commodity swap, commodity option, equity or equity index swap, equity or equity index option, bond option, interest rate option, foreign exchange transaction, cap transaction, floor transaction, collar transaction, currency swap transaction, cross-currency rate swap transaction, currency option or any other similar transaction (including any option with respect to any of the foregoing transactions) or any combination of the foregoing transactions.

        "Designated Credit Facilities" means the credit facilities listed on
Schedule I.

        "Domestic Business Day" means any day except a Saturday, Sunday or other day on which commercial banks in New York City are authorized or required by law to close.

        "Domestic Lending Office" means, as to each Bank, its office located at its address set forth in its Administrative Questionnaire (or identified in its Administrative Questionnaire as its Domestic Lending Office) or such other office as such Bank may hereafter designate as its Domestic Lending Office by notice to the Borrowers and the Administrative Agent; provided that any Bank may
                                                      --------
so designate separate Domestic Lending Offices for its Base Rate Loans, on the one hand, and its CD Loans, on the other hand, in which case all references herein to the Domestic Lending Office of such Bank shall be deemed to refer to either or both of such offices, as the context may require.

        "Domestic Loans" means CD Loans or Base Rate Loans or both.

        "Domestic Reserve Percentage" has the meaning set forth in Section
2.7(b).

          "Effective Date" means the date this Agreement becomes effective in accordance with Section 9.9.

          "Environmental Laws" means any and all federal, state, local and foreign statutes, laws, judicial decisions, regulations, ordinances, rules, judgments, orders, decrees, plans, injunctions, permits, concessions, grants, franchises, licenses, agreements and other governmental restrictions relating to the environment, the effect of the environment on human health or to emissions, discharges or releases of pollutants, contaminants, Hazardous Substances or wastes into the environment including, without limitation, ambient air, surface water, ground water, or land, or otherwise relating to the manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling of pollutants, contaminants, Hazardous Substances or wastes or the clean-up or other remediation thereof.

          "ERISA" means the Employee Retirement Income Security Act of 1974, as amended, or any successor statute.

          "ERISA Group" means, with respect to either Borrower, any Subsidiary of such Borrower and all members of a controlled group of corporations and all trades or businesses (whether or not incorporated) under common control which, together with such Borrower or any Subsidiary of such Borrower, are treated as a single employer under Section 414 of the Internal Revenue Code.

          "Euro-Dollar Business Day" means any Domestic Business Day on which commercial banks are open for international business (including dealings in dollar deposits) in London.

          "Euro-Dollar Lending Office" means, as to each Bank, its office, branch or affiliate located at its address set forth in its Administrative Questionnaire (or identified in its Administrative Questionnaire as its Euro-Dollar Lending Office) or such other office, branch or affiliate of such Bank as it may hereafter designate as its Euro-Dollar Lending Office by notice to the Borrowers and the Administrative Agent.

          "Euro-Dollar Loan" means (i) a Committed Loan which bears interest at a Euro-Dollar Rate pursuant to the applicable Notice of Committed Borrowing or Notice of Interest Rate Election or (ii) an overdue amount which was a Euro-Dollar Loan immediately before it became overdue.

          "Euro-Dollar Margin" means a rate per annum determined in accordance with the Pricing Schedule.

          "Euro-Dollar Rate" means a rate of interest determined pursuant to
Section 2.7(c) on the basis of a London Interbank Offered Rate.

          "Euro-Dollar Reference Banks" means the principal London offices of The First National Bank of Chicago, Mellon Bank, and Morgan Guaranty Trust Company of New York.

          "Euro-Dollar Reserve Percentage" has the meaning set forth in Section 2.7(c).

          "Event of Default" has the meaning set forth in Section 6.1.

          "Facility Fee Rate" has the meaning set forth in the Pricing Schedule.

          "Facility Fee Share" means, at any date with respect to either Borrower, a portion of the aggregate amount of the Commitments equal to the sum of (i) the aggregate principal amount of Loans outstanding to such Borrower plus
                                                                            ----
(ii) such Borrower's Availability Percentage of an amount equal to the excess (if any) of the aggregate amount of the Commitments over the aggregate principal amount of the Loans outstanding to both Borrowers, all determined as of such date.

          "Federal Funds Rate" means, for any day, the rate per annum (rounded upward, if necessary, to the nearest 1/100th of 1%) equal to the weighted average of the rates on overnight Federal funds transactions with members of the Federal Reserve System arranged by Federal funds brokers on such day, as published by the Federal Reserve Bank of New York on the Domestic Business Day next succeeding such day, provided that (i) if such day is not a Domestic
                          --------
Business Day, the Federal Funds Rate for such day shall be such rate on such transactions on the next preceding Domestic Business Day as so published on the next succeeding Domestic Business Day, and (ii) if no such rate is so published on such next succeeding Domestic Business Day, the Federal Funds Rate for such day shall be the average rate quoted to Morgan Guaranty Trust Company of New York on such day on such transactions as determined by the Administrative Agent.

          "Fixed Rate Loans" means CD Loans or Euro-Dollar Loans or Money Market Loans (excluding Money Market LIBOR Loans bearing interest at the Base Rate pursuant to Section 8.1) or any combination of the foregoing.

          "Group of Loans" means at any time a group of Loans consisting of
(i) all Committed Loans to a single Borrower which are Base Rate Loans at such time, (ii) all Euro-Dollar Loans to a single Borrower having the same Interest Period at such time or (iii) all CD Loans to a single Borrower having the same interest period at such time, provided that, if a Committed Loan of any particular Bank is converted to or made as a Base Rate Loan pursuant to Article 8, such Loan shall be included in the same Group or Groups of Loans from time to time as it would have been in if it had not been so converted or made.

          "Guarantee" by any Person means any obligation, contingent or other wise, of such Person directly or indirectly guaranteeing any Debt of any other Person and, without limiting the generality of the foregoing, any obligation, direct or indirect, contingent or otherwise, of such Person (i) to purchase or pay (or advance or supply funds for the purchase or payment of) such Debt (whether arising by virtue of partnership arrangements, by agreement to keep-well, to purchase assets, goods, securities or services, to take-or-pay, or to maintain financial statement conditions or otherwise) or (ii) entered into for the purpose of assuring in any other manner the holder of such Debt of the payment thereof or to protect such holder against loss in respect thereof (in whole or in part), provided that the term Guarantee shall not include (a)
                   --------
endorsements for collection or deposit in the ordinary course of business. The term "Guarantee" used as a verb has a corresponding meaning.

          "Hazardous Substances" means any toxic, radioactive, caustic or otherwise hazardous substance, including petroleum, its derivatives, by-products and other hydrocarbons, or any substance having any constituent elements displaying any of the foregoing characteristics.

          "Indemnitee" has the meaning set forth in Section 9.3(c).

          "Interest Period" means: (1) with respect to each Euro-Dollar Loan, the period commencing on the date of borrowing specified in the applicable Notice of Borrowing or on the date specified in the applicable Notice of Interest Rate Election and ending one, two, three or six months thereafter, as the Borrower may elect in the applicable notice; provided that:
                                                 --------

          (a) any Interest Period which would otherwise end on a day which is not a Euro-Dollar Business Day shall be extended to the next succeeding Euro-Dollar Business

     Day unless such Euro-Dollar Business Day falls in another calendar month, in which case such Interest Period shall end on the next preceding Euro-Dollar Business Day;

           (b) any Interest Period which begins on the last Euro-Dollar Business Day of a calendar month (or on a day for which there is no numerically corresponding day in the calendar month at the end of such Interest Period) shall, subject to clause (c) below, end on the last Euro-Dollar Business Day of a calendar month; and

           (c) any Interest Period which would otherwise end after the Termination Date shall end on the Termination Date.

           (2) with respect to each CD Loan, the period commencing on the date of borrowing specified in the applicable Notice of Borrowing or on the date specified in the applicable Notice of Interest Rate Election and ending 30, 60, 90 or 180 days thereafter, as the Borrower may elect in the applicable notice provided that:
--------

           (a) any Interest Period (other than an Interest Period determined pursuant to clause (b) below) which would otherwise end on a day which is not a Euro-Dollar Business Day shall be extended to the next succeeding Euro-Dollar Business Day; and

           (b) any Interest Period which would otherwise end after the Termination Date shall end on the Termination Date.

           (3) with respect to each Money Market LIBOR Loan, the period commencing on the date of borrowing specified in the applicable Notice of Borrowing and ending such whole number of months thereafter as the Borrower may elect in accordance with Section 2.3; provided that:
                                      --------

           (a) any Interest Period which would otherwise end on a day which is not a Euro-Dollar Business Day shall be extended to the next succeeding Euro-Dollar Business Day unless such Euro-Dollar Business Day falls in another calendar month, in which case such Interest Period shall end on the next preceding Euro-Dollar Business Day;

            (b) any Interest Period which begins on the last Euro-Dollar Business Day of a calendar month (or on a day for which there is no numerically corresponding day in the calendar month at the end of such Interest

      Period) shall, subject to clause (c) below, end on the last Euro-Dollar Business Day of a calendar month; and

           (c) any Interest Period which would otherwise end after the Termination Date shall end on the Termination Date.

           (4) with respect to each Money Market Absolute Rate Loan, the period commencing on the date of borrowing specified in the applicable Notice of Borrowing and ending such number of days thereafter (but not less than 7 days) as the Borrower may elect in accordance with Section 2.3; provided that:
                                                          --------
           (a) any Interest Period which would otherwise end on a day which is not a Euro-Dollar Business Day shall be extended to the next succeeding Euro-Dollar Business Day; and

           (b) any Interest Period which would otherwise end after the Termination Date shall end on the Termination Date.

           "Internal Revenue Code" means the Internal Revenue Code of 1986, as amended, or any successor statute.

           "LIBOR Auction" means a solicitation of Money Market Quotes setting forth Money Market Margins based on the London Interbank Offered Rate pursuant to Section 2.3.

           "Lien" means, with respect to any asset, any mortgage, lien, pledge, charge, security interest or encumbrance of any kind, or any other type of preferential arrangement that has the practical effect of creating a security interest, in respect of such asset. For the purposes of this Agreement, a Person shall be deemed to own subject to a Lien any asset which it has acquired or holds subject to the interest of a vendor or lessor under any conditional sale agreement, capital lease or other title retention agreement relating to such asset.

           "Loan" means a Domestic Loan, a Euro-Dollar Loan or a Money Market Loan and "Loans" means Domestic Loans, Euro-Dollar Loans or Money Market Loans or any combination of the foregoing.

           "London Interbank Offered Rate" has the meaning set forth in Section
      2.7 (c).

           "Material Affiliate" means,

         (i) in respect of Nationwide Mutual, (x) any other Person which is a party to the Nationwide Insurance Intercompany Pooling Agreement, effective as of January 1, 1994, as amended or supplemented from time to time and (y) any of its Material Subsidiaries.

         (ii) in respect of Nationwide Life, any of its Material Subsidiaries.

         "Material Debt" means, with respect to either Borrower, Debt (other than the Notes) of such Borrower and/or one or more of its Subsidiaries, arising in one or more related or unrelated transactions, in an aggregate principal or face amount exceeding $25,000,000.

         "Material Financial Obligations" means, with respect to either Borrower, a principal or face amount of Debt and/or payment or collateralization obligations in respect of Derivatives Obligations of such Borrower and/or one or more of its Subsidiaries, arising in one or more related or unrelated transactions, exceeding in the aggregate $25,000,000.

         "Material Plan" means at any time a Plan or Plans having aggregate Unfunded Liabilities in excess of $25,000,000.


         "Material Subsidiary" means,

         (i) in respect of Nationwide Mutual, any Subsidiary having, as of the date of the Combined Annual Statement most recently delivered to the Banks pursuant to Section 4.4 or 5.1(a)(iii), consolidated assets of at least 1% of the total combined assets set out in such statement; provided that, for
                                                             --------
     purposes of this Agreement, neither Nationwide Life nor any of its consolidated Subsidiaries shall be considered to be a Material Subsidiary of Nationwide Mutual, and

         (ii) in respect of Nationwide Life, any Subsidiary having, as of the date of the balance sheet most recently delivered to the Banks by such Borrower pursuant to Section 4.4 or 5.1(a)(ii), consolidated assets of at least 1% of the total consolidated assets set out in such statement.

         "Money Market Absolute rate" has the meaning set forth in Section
     2.3(d).

         "Money Market Absolute Rate Loan" means a loan to be made by a Bank pursuant to an Absolute Rate Auction.

          "Money Market Lending Office" means, as to each Bank, its Domestic Lending Office or such other office, branch or affiliate of such Bank as it may hereafter designate as its Money Market Lending Office by notice to the Borrowers and the Administrative Agent; provided that any Bank may from time to
                                        --------
time by notice to the Borrowers and the Administrative Agent designate separate Money Market Lending Offices for its Money Market LIBOR Loans, on the one hand, and its Money Market Absolute Rate Loans, on the other hand, in which case all references herein to the Money Market Lending Office of such Bank shall be deemed to refer to either or both of such offices, as the context may require.

          "Money Market LIBOR Loan" means a loan to be made by a Bank pursuant to a LIBOR Auction (including such a loan bearing interest at the Base Rate pursuant to Section 8.1).

          "Money Market Loan" means a Money Market LIBOR Loan or a Money Market Absolute Rate Loan.

          "Money Market Margin" has the meaning set forth in Section 2.3(d)(ii)(C).

          "Money Market Quote" means an offer by a Bank to make a Money Market Loan in accordance with Section 2.3.

          "Moody's" means Moody's Investors Services, Inc.

          "Multiemployer Plan" means at any time an employee pension benefit plan within the meaning of Section 4001(a)(3) of ERISA to which any member of the ERISA Group is then making or accruing an obligation to make contributions or has within the preceding five plan years made contributions, including for these purposes any Person which ceased to be a member of the ERISA Group during such five year period.

          "Nationwide Life" means Nationwide Life Insurance Company, an Ohio insurance company, and its successors.

          "Nationwide Mutual" means Nationwide Mutual Insurance Company, an Ohio mutual insurance company, and its successors.

          "Notes" means promissory notes of a Borrower, substantially in the form of Exhibit A hereto, evidencing the obligation of such Borrower to repay the Loans made to it, and "Note" means any one of such promissory notes issued hereunder.

        "Notice of Borrowing" means a Notice of Committed Borrowing (as defined in Section 2.2) or a Notice of Money Market Borrowing (as defined in
Section 2.3(f)).

        "Notice of Interest Rate Election" has the meaning set forth in
Section 2.10.

        "Other Taxes" has the meaning set forth in Section 8.4.

        "Parent" means, with respect to any Bank, any Person controlling such Bank.

        "Participant" has the meaning set forth in Section 9.6(b).

        "PBGC" means the Pension Benefit Guaranty Corporation or any entity succeeding to any or all of its functions under ERISA.

        "Person" means an individual, a corporation, a limited liability company, a partnership, an association, a trust or any other entity or organization, including a government or political subdivision or an agency or instrumentality thereof.

        "Plan" means, at any time with respect to either Borrower, an employee pension benefit plan (other than a Multiemployer Plan) which is covered by Title IV of ERISA or subject to the minimum funding standards under Section 412 of the Internal Revenue Code and either (i) is maintained, or contributed to, by any member of the ERISA Group of such Borrower for employees of any member of the ERISA Group of such Borrower or (ii) has at any time within the preceding five years been maintained, or contributed to, by any Person which was a such time a member of the ERISA Group of such Borrower for employees of any Person which was at such time a member the ERISA Group of such Borrower.

        "Pricing Schedule" means the Schedule attached hereto identified as such.

        "Prime Rate" means the rate of interest publicly announced by Morgan Guaranty Trust Company of New York in New York City from time to time as its Prime Rate.

        "Quarterly Dates" means each March 31, June 30, September 30 and December 31.

        "Reference Banks" means the CD Reference Banks or the Euro-Dollar Reference Banks, as the context may require, and "Reference Bank" means any one of such Reference Banks.

        "Regulation U" means Regulation U of the Board of Governors of the Federal Reserve System, as in effect from time to time.

        "Required Banks" means at any time Banks having at least 66 2/3% of the aggregate amount of the Commitments or, if the Commitments shall have been terminated, holding Notes evidencing at least 66 2/3% of the aggregate unpaid principal amount of the Loans.

        "Revolving Credit Period" means the period from and including the Effective Date to but not including the Termination Date.

        "S&P" means Standard & Poor's Ratings Services, a division of The McGraw-Hill Companies, Inc.

        "Statutory Surplus" means, at any date with respect to either Borrower, the statutory capital and surplus of such Borrower at such date, determined in accordance with Section 1.2.

        "Subsidiary" means, as to any Person, any corporation or other entity of which securities or other ownership interests having ordinary voting power to elect a majority of the board of directors or other persons performing similar functions are at the time directly or indirectly owned by such Person.

        "Termination Date" means August 12, 2001, or, if such day is not a Euro-Dollar Business Day, the next succeeding Euro-Dollar Business Day unless such Euro-Dollar Business Day falls in another calendar month, in which case the Termination Date shall be the next preceding Euro-Dollar Business Day.

        "Unfunded Liabilities" means, with respect to any Plan at any time, the amount (if any) by which (i) the value of all benefit liabilities under such Plan, determined on a plan termination basis using the assumptions prescribed by the PBGC for purposes of Section 4044 of ERISA, exceeds (ii) the fair market value of all Plan assets allocable to such liabilities under Title IV of ERISA (excluding any accrued but unpaid contributions), all determined as of the then most recent valuation date for such Plan, but only to the extent that such excess represents a potential liability of a member of the related ERISA Group to the PBGC or any other Person under Title IV of ERISA.

         "United States" means the United States of America, including the States and the District of Columbia, but excluding its territories and possessions.

         SECTION 1.2.  Accounting Terms and Determinations.  Unless otherwise
                       -----------------------------------
specified herein, all accounting terms used herein shall be interpreted, all accounting determinations hereunder shall be made, and all financial statements included in Annual Statements required to be delivered hereunder shall be prepared in accordance with accounting practices prescribed or permitted by applicable insurance regulatory authorities as in effect from time to time (the "Insurance Accounting Principles"), applied on a basis consistent (except for changes required by such insurance regulatory authorities) with the most recent Annual Statement of the applicable Borrower delivered to the Banks; provided
                                                                    --------
that, if such Borrower notifies the Agent that it wishes to amend any covenant in Article 5 to eliminate the effect of any change in Insurance Accounting Principles on the operation of such covenant (or if the Agent notifies such Borrower that the Required Banks wish to amend Article 5 for such purpose), then such Borrower's compliance with such covenant shall be determined on the basis of accounting practices prescribed or permitted by insurance regulatory authorities in effect immediately before the relevant change in such accounting practices or principles became effective, until either such notice is withdrawn or such covenant is amended in a manner satisfactory to the Borrowers and the Required Banks.

         SECTION 1.3.  Types of Borrowings.  The term "Borrowing" denotes the
                       -------------------
aggregation of Loans of one or more Banks to be made to a single Borrower pursuant to Article 2 on the same date, all of which Loans are of the same type (subject to Article 8) and, except in the case of Base Rate Loans, have the same initial Interest Period. Borrowings are classified for purposes of this Agreement either by reference to the pricing of Loans comprising such Borrowing (e.g., a "Fixed Rate Borrowing" is a Euro-Dollar Borrowing, a CD Borrowing or a
 ----
Money Market Borrowing (excluding any such Borrowing consisting of Money Market LIBOR Loans bearing interest at the Base Rate pursuant to Section 8.1), and a "Euro-Dollar Borrowing" is a Borrowing comprised of Euro-Dollar Loans) or by reference to the provisions of Article 2 under which participation therein is determined (i.e., a "Committed Borrowing" is a Borrowing under Section 2.1 in
            ----
which all Banks participate in proportion to their Commitments, while a "Money Market Borrowing" is a Borrowing under Section 2.3 in which the Bank participants are determined on the basis of their bids in accordance therewith).


                                   ARTICLE 2

                                  THE CREDITS

           SECTION 2.1.  Commitments to Lend.  During the Revolving Credit
                         -------------------
Period, each Bank severally agrees, on the terms and conditions set forth in this Agreement, to make loans to either Borrower pursuant to this Section from time to time in amounts such that the aggregate principal amount of Committed Loans by such Bank at any one time outstanding to both Borrowers shall not exceed the amount of its Commitment. Each Borrowing under this Section shall be in an aggregate principal amount of $10,000,000 or any larger multiple of $1,000,000 (except that any such Borrowing may be in the aggregate amount available in accordance with Section 3.2) and shall be made from the several Banks ratably in proportion to their respective Commitments. Within the foregoing limits, the Borrowers may borrow under this Section, prepay Loans to the extent permitted by Section 2.12 and reborrow at any time during the Revolving Credit Period under this Section.

           SECTION 2.2.  Notice of Committed Borrowing.  The relevant Borrower
                         -----------------------------
shall give the Administrative Agent notice (a "Notice of Committed Borrowing") not later than 10:30 A.M. (New York City time) on (x) the date of each Base Rate Borrowing, (y) the second Domestic Business Day before each CD Borrowing and
(z) the third Euro-Dollar Business Day before each Euro-Dollar Borrowing, specifying:

           (i) the date of such Borrowing, which shall be a Domestic Business Domestic Business Day in the case of a Domestic Borrowing or a Euro-Dollar Day in the case of a Euro-Dollar Borrowing;

           (ii)   the aggregate amount of such Borrowing;

           (iii) whether the Loans comprising such Borrowing are to bear interest initially at the Base Rate, a CD Rate or a Euro-Dollar Rate; and

           (iv) in the case of a Fixed Rate Borrowing, the duration of the Interest Period applicable thereto, subject to the provisions of the definition of Interest Period.

           SECTION 2.3.  Money Market Borrowings.  (a) The Money Market Option.
                         -----------------------       -----------------------
In addition to Committed Borrowings pursuant to Section 2.1, either Borrower may, as set forth in this Section, request the Banks during the Revolving Credit Period to make offers to make Money Market Loans to such Borrower. The Banks may, but shall have no obligation to, make such offers and such Borrower may, but shall have no obligation to, accept any such offers in the manner set forth in this Section.

           (b)  Money Market Quote Request.  When a Borrower wishes to request
                --------------------------
offers to make Money Market Loans under this Section, it shall transmit to the Administrative Agent by telex or facsimile transmission a Money Market Quote Request substantially in the form of Exhibit B hereto so as to be received not later than 10:30 A.M. (New York City time) on (x) the fifth Euro-Dollar Business Day prior to the date of Borrowing proposed therein, in the case of a LIBOR Auction or (y) the Domestic Business Day next preceding the date of Borrowing proposed therein, in the case of an Absolute Rate Auction (or, in either case, such other time or date as the Borrower and the Administrative Agent shall have mutually agreed and shall have notified to the Banks not later than the date of the Money Market Quote Request for the LIBOR Auction or Absolute Rate Auction for which such change is to be effective) specifying:

           (i) the proposed date of Borrowing, which shall be a Euro-Dollar Business Day in the case of a LIBOR Auction or a Domestic Business Day in the case of an Absolute Rate Auction,

           (ii) the aggregate amount of such Borrowing, which shall be $10,000,000 or a larger multiple of $1,000,000,

           (iii) the duration of the Interest Period applicable thereto, subject to the provisions of the definition of Interest period, and

           (iv) whether the Money Market Quotes requested are to set forth a Money Market Margin or a Money Market Absolute Rate.

A Borrower may request offers to make Money Market Loans for more than one Interest Period in a single Money Market Quote Request. No Money Market Quote Request shall be given within five Euro-Dollar Business Days (or such other number of days as the Borrower and the Administrative Agent may agree) of any other Money Market Quote Request.

          (c)  Invitation for Money Market Quotes.  Promptly upon receipt of a
               ----------------------------------
Money Market Quote Request, the Administrative Agent shall send to the Banks by telex or facsimile transmission an Invitation for Money Market Quotes substantially in the form of Exhibit C hereto, which shall constitute an invitation by the Borrower to each Bank to submit Money Market Quotes offering to make the Money Market Loans to which such Money Market Quote Request relates in accordance with this Section.

          (d)  Submission and Contents of Money Market Quotes.  (i)  Each Bank
               ----------------------------------------------
may submit a Money Market Quote containing an offer or offers to make Money Market Loans in response to any Invitation for Money Market Quotes. Each Money Market Quote must comply with the requirements of this subsection (d) and must be submitted to the Administrative Agent by telex or facsimile transmission at its offices specified in or pursuant to Section 9.1 not later than (x) 2:00 P.M. (New York City time) on the fourth Euro-Dollar Business Day prior to the proposed date of Borrowing, in the case of an Absolute Rate Auction (or, in either case, such other time or date as the Borrower and the Administrative Agent shall have mutually agreed and shall have notified to the Banks not later than the date of the Money Market Quote Request for the first LIBOR Auction or Absolute Rate Auction for which such change is to be effective); provided that
                                                                 --------
Money Market Quotes submitted by the Administrative Agent (or any affiliate of the Administrative Agent) in the capacity of a Bank may be submitted, and may only be submitted, if the Administrative Agent or such affiliate notifies the Borrower of the terms of the offer or offers contained therein not later than
(x) one hour prior to the deadline for the other Banks, in the case of a LIBOR Auction or (y) 15 minutes prior to the deadline for the other Banks, in the case of an Absolute Rate Auction. Subject to Articles 3 and 6, any Money Market Quote so made shall be irrevocable except with the written consent of the Administrative Agent given on the instructions of the Borrower.

          (ii) Each Money Market Quote shall be in substantially the form of Exhibit D hereto and shall in any case specify:

          (A)  the proposed date of Borrowing,

          (B) the principal amount of the Money Market Loan for which each such offer is being made, which principal amount (w) may be greater than or less than the Commitment of the quoting Bank, (x) must be

     $5,000,000 or a larger multiple of $1,000,000, (y) may not exceed the principal amount of Money Market Loans for which offers were requested and
     (z) may be subject to an aggregate limitation as to the principal amount of Money Market Loans for which offers being made by such quoting Bank may be accepted,

          (C) in the case of a LIBOR Auction, the margin above or below the applicable London Interbank Offered Rate (the "Money Market Margin") offered for each such Money Market Loan, expressed as a percentage (specified to the nearest 1/10,000th of 1%) to be added to or subtracted from such base rate,

          (D) in the case of an Absolute Rate Auction, the rate of interest per annum (specified to the nearest 1/10,000th of 1%) (the "Money Market Absolute Rate") offered for each such Money Market Loan, and

          (E)  the identity of the quoting Bank.

A Money Market Quote may set forth up to five separate offers by the quoting Bank with respect to each Interest Period specified in the related Invitation for Money Market Quotes.

          (iii)  Any Money Market Quote shall be disregarded if it:

          (A) is not substantially in conformity with Exhibit D hereto or does not specify all of the information required by subsection (d)(ii) above;

          (B)  contains qualifying, conditional or similar language;

          (C) proposes terms other than or in addition to those set forth in the applicable Invitation for Money Market Quotes; or

          (D)  arrives after the time set forth in subsection (d)(i)

          (e)  Notice to Borrower.  The Administrative Agent shall promptly
               ------------------
notify the Borrower of the terms (x) of any Money Market Quote submitted by a Bank that is in accordance with subsection (d) and (y) of any Money Market Quote that amends, modifies or is otherwise inconsistent with a previous Money Market Quote submitted by such Bank with respect to the same Money Market Quote Request. Any such subsequent Money Market Quote shall be disregarded by the

Administrative Agent unless such subsequent Money Market Quote is submitted solely to correct a manifest error in such former Money Market Quote. The Administrative Agent's notice to the Borrower shall specify (A) the aggregate principal amount of Money Market Loans for which offers have been received for each Interest Period specified in the related Money Market Quote Request, (B) the respective principal amounts and Money Market Margins or Money Market Absolute Rates, as the case may be, so offered and (C) if applicable, limitations on the aggregate principal amount of Money Market Loans for which offers in any single Money Market Quote may be accepted.

          (f)  Acceptance and Notice by Borrower.  Not later than 10:30 A.M.
               ---------------------------------
(New York City time) on (x) the third Euro-Dollar Business Day prior to the proposed date of Borrowing, in the case of a LIBOR Auction or (y) the proposed date of Borrowing, in the case of an Absolute Rate Auction (or, in either case, such other time or date as the Borrower and the Administrative Agent shall have mutually agreed and shall have notified to the Banks not later than the date of the Money Market Quote Request for the first LIBOR Auction or Absolute Rate Auction for which such change is to be effective), the Borrower shall notify the Administrative Agent of its acceptance or non-acceptance of the offers so notified to it pursuant to subsection (e). In the case of acceptance, such notice (a "Notice of Money Market Borrowing") shall specify the aggregate principal amount of offers for each Interest Period that are accepted. The Borrower may accept any Money Market Quote in whole or in part; provided that:
                                                                --------

          (i) the aggregate principal amount of each Money Market Borrowing may not exceed the applicable amount set forth in the related Money Market Quote Request;

         (ii) the principal amount of each Money Market Borrowing must be $10,000,000 or a larger multiple of $1,000,000;

        (iii) acceptance of offers may only be made on the basis of ascending Money Market Margins or Money Market Absolute Rates, as the case may be; and

         (iv) the Borrower may not accept any offer that is described in subsection (d) (iii) or that otherwise fails to comply with the requirements of this Agreement.

          (g)  Allocation by Administrative Agent.  If offers are made by two or
               ----------------------------------
more Banks with the same Money

Market Margins or Money Market Absolute Rates, as the case may be, for a greater aggregate principal amount than the amount in respect of which such offers are accepted for the related Interest Period, the principal amount of Money Market-Loans in respect of which such offers are accepted shall be allocated by the Administrative Agent among such Banks as nearly as possible (in multiples of $1,000,000, or as the Administrative Agent may deem appropriate) in proportion to the aggregate principal amounts of such offers. Determinations by the Administrative Agent of the amounts of Money Market Loans shall be conclusive in the absence of manifest error.

          SECTION 2.4. Notice to Banks; Funding of Loans.
                       ---------------------------------
(a) Upon receipt of a Notice of Borrowing, the Administrative Agent shall promptly notify each Bank of the contents thereof and of such Bank's share (if any) of such Borrowing and such Notice of Borrowing shall not thereafter be revocable by the Borrower.

          (b) Not later than 12:00 Noon (New York City time) on the date of each Borrowing, each Bank participating therein shall make available its share of such Borrowing, in Federal or other funds immediately available in New York City, to the Administrative Agent at its address referred to in Section 9.1. Unless the Administrative Agent determines that any applicable condition specified in Article 3 has not been satisfied, the Administrative Agent will make the funds so received from the Banks available to the Borrower at the Administrative Agent's aforesaid address.

          (c) Unless the Administrative Agent shall have received notice from a Bank prior to the date of any Borrowing that such Bank will not make available to the Administrative Agent such Bank's share of such Borrowing, the Administrative Agent may assume that such Bank has made such share available to the Administrative Agent on the date of such Borrowing in accordance with subsection (b) of this Section and the Administrative Agent may, in reliance upon such assumption, make available to the Borrower on such date a corresponding amount. If and to the extent that such Bank shall not have so made such share available to the Administrative Agent, such Bank and the Borrower severally agree to repay to the Administrative Agent forthwith on demand such corresponding amount together with interest thereon, for each day from the date such amount is made available to the Borrower until the date such amount is repaid to the Administrative Agent, at (i) in the case of the Borrower, a rate per annum equal to the higher of the Federal Funds Rate and the interest rate applicable thereto pursuant to Section 2.7 and (ii) in the case of such Bank, the Federal Funds Rate. If such Bank shall repay to the Administrative Agent such corresponding amount, such amount so repaid shall constitute such Bank's Loan included in such Borrowing for purposes of this Agreement.

          SECTION 2.5.  Notes.  (a)  The Loans of each Bank to each Borrower
                        -----
shall be evidenced by a single Note of such Borrower payable to the order of such Bank for the account of its Applicable Lending Office in an amount equal to the aggregate unpaid principal amount of such Bank's Loans to such Borrower.

          (b) Each Bank may, by notice to a Borrower and the Administrative Agent, request that its Loans of a particular type to such Borrower be evidenced by a separate Note of such Borrower in an amount equal to the aggregate unpaid principal amount of such Loans. Each such Note shall be in substantially the form of Exhibit A hereto with appropriate modifications to reflect the fact that it evidences solely Loans of the relevant type. Each reference in this Agreement to the "Note" of such Bank shall be deemed to refer to and include any or all of such Notes, as the context may require.

          (c) Upon receipt of each Bank's Notes pursuant to Section 3.1(a), the Administrative Agent shall forward such Notes to such Bank. Each Bank shall record the date, amount and type of each Loan made by it to each Borrower and the date and amount of each payment of principal made with respect thereto, and may, if such Bank so elects in connection with any transfer or enforcement of its Note of either Borrower, endorse on the schedule forming a part thereof appropriate notations to evidence the foregoing information with respect to each such Loan to such Borrower then outstanding; provided that the failure of any
                                             --------
Bank to make any such recordation or endorsement shall not affect the obligations of any Borrower hereunder or under the Notes. Each Bank is hereby irrevocably authorized by each Borrower so to endorse its Notes and to attach to and make a part of any Note a continuation of any such schedule as and when required.

          SECTION 2.6.  Maturity of Loans.  (a)  Each Committed Loan shall
                        -----------------
mature, and the principal amount thereof shall be due and payable, together with accrued interest thereon, on the Termination Date.

          (b) Each Money Market Loan included in any Money Market Borrowing shall mature, and the principal amount thereof shall be due and payable, together with accrued interest thereon, on the last day of the Interest Period applicable to such Borrowing.

          SECTION 2.7. Interest Rates.  (a)  Each Base Rate Loan shall bear
                       --------------
interest on the outstanding principal amount thereof, for each day from the date such Loan is made until it becomes due, at a rate per annum equal to the Base Rate for such day. Such interest shall be payable quarterly in arrears on each Quarterly Date and, with respect to the principal amount of any Base Rate Loan converted to a CD Loan or a Euro-Dollar Loan, on each date a Base Rate Loan is so converted. Any overdue principal of or interest on any Base Rate Loan shall bear interest, payable on demand, for each day until paid at a rate per annum equal to the sum of 2% plus the rate otherwise applicable to Base Rate Loans for such day.

          (b) Each CD Loan shall bear interest on the outstanding principal amount thereof, for each day during each Interest Period applicable thereto, at a rate per annum equal to the sum of the CD Margin for such day plus the Adjusted CD Rate applicable to such Interest Period; provided that if any CD
                                                     --------
Loan shall, as a result or clause (2)(b) of the definition of Interest Period, have an Interest Period of less than 30 days, such CD Loan shall bear interest during such Interest Period at the rate applicable to Base Rate Loans during such period. Such interest shall be payable for each Interest Period on the last day thereof and, if such Interest Period is longer than 90 days, at intervals of 90 days after the first day thereof. Any overdue principal of or interest on any CD Loan shall bear interest, payable on demand, for each day until paid at a rate per annum equal to the sum of 2% plus the higher of (i) the rate applicable to Base Rate Loans for such day and (ii) the sum of the CD Margin plus the Adjusted CD Rate applicable to such Loan at the date such payment was due.

          The "Adjusted CD Rate" applicable to any Interest Period means a rate per annum determined pursuant to the following formula:

                  [ CDBR       ]*
          ACDR  = [ ---------- ]  + AR
                  [ 1.00 - DRP ]

          ACDR  = Adjusted CD Rate
          CDBR  = CD Base Rate
           DRP  = Domestic Reserve Percentage
            AR  = Assessment Rate


     ----------
     * The amount in brackets being rounded upward, if necessary, to the next higher 1/100 of 1%

          The "CD Base Rate" applicable to any Interest Period is the rate of interest determined by the Administrative Agent to be the average (rounded upward, if necessary, to the next higher 1/100 of 1%) of the prevailing rates per annum bid at 10:00 A.M. (New York City time) (or as soon thereafter as practicable) on the first day of such Interest Period by two or more New York certificate of deposit dealers of recognized standing for the purchase at face value from each CD Reference Bank of its certificates of deposit in an amount comparable to the principal amount of the CD Loan of such CD Reference Bank to which such Interest Period applies and having a maturity comparable to such Interest Period.

          "Domestic Reserve Percentage" means for any day that percentage (expressed as a decimal) which is in effect on such day, as prescribed by the Board of Governors of the Federal Reserve System (or any successor) for determining the maximum reserve requirement (including without limitation any basic, supplemental or emergency reserves) for a member bank of the Federal Reserve System in New York City with deposits exceeding five billion dollars in respect of new non-personal time deposits in dollars in New York City having a maturity comparable to the related Interest Period and in an amount of $100,000 or more. The Adjusted CD Rate shall be adjusted automatically on and as of the effective date of any change in the Domestic Reserve Percentage.

          "Assessment Rate" means for any day the annual assessment rate in effect on such day which is payable by a member of the Bank Insurance Fund classified as adequately capitalized and within supervisory subgroup "A" (or a comparable successor assessment risk classification) within the meaning of 12 C.F.R. (S) 327.4(a) (or any successor provision) to the Federal Deposit Insurance Corporation (or any successor) for such Corporation's (or such successor's) insuring time deposits at offices of such institution in the

United States. The Adjusted CD Rate shall be adjusted automatically on and as of the effective date of any change in the Assessment Rate.

        (c) Each Euro-Dollar Loan shall bear interest on the outstanding principal amount thereof, for each day during each Interest Period applicable thereto, at a rate per annum equal to the sum of the Euro-Dollar Margin for such day plus the London Interbank Offered Rate applicable to such Interest Period. Such interest shall be payable for each Interest Period on the last day thereof and, if such Interest Period is longer than three months, at intervals of three months after the first day thereof.

        The "London Interbank Offered Rate" applicable to any Interest Period means the average (rounded upward, if necessary, to the next higher 1 /16 of 1%) of the respective rates per annum at which deposits in dollars are offered to each of the Euro-Dollar Reference Banks in the London interbank market at approximately 11:00 A.M. (London time) two Euro-Dollar Business Days before the first day of such Interest Period in an amount approximately equal to the principal amount of the Euro-Dollar Loan of such Euro-Dollar Reference Bank to which such Interest Period is to apply and for a period of time comparable to such Interest Period.

        "Euro-Dollar Reserve Percentage" means for any day that percentage (expressed as a decimal) which is in effect on such day, as prescribed by the Board of Governors of the Federal Reserve System (or any successor) for determining the maximum reserve requirement for a member bank of the Federal Reserve System in New York City with deposits exceeding five billion dollars in respect of "Eurocurrency liabilities" (or in respect of any other category of liabilities which includes deposits by reference to which the interest rate on Euro-Dollar Loans is determined or any category of extensions of credit or other assets which includes loans by a non-United States office of any Bank to United States residents). The London Interbank Offered rate shall be adjusted automatically on and as of the effective date of any change in the Euro-Dollar Reserve Percentage.

        (d) Any overdue principal of or interest on any Euro-Dollar Loan shall bear interest, payable on demand, for each day until paid at a rate per annum equal to the higher of (i) the sum of 2% plus the Euro-Dollar Margin for such day plus the quotient obtained (rounded upward, if necessary, to the next higher 1/100 of 1%) by dividing (x) the average (rounded upward, if necessary, to the next higher 1/16 of 1%) of the respective rates per annum at which one day (or, if such amount due remains unpaid more than three Euro-Dollar Business Days, then for such other period of time not longer than three months as the Administrative Agent may select) deposits in dollars in an amount approximately equal to such overdue payment due to each of the Euro-Dollar Reference Banks are offered to such Euro-Dollar Reference Bank in the London interbank market for the applicable period determined as provided above by (y) 1.00 minus the Euro-Dollar Reserve Percentage (or, if the circumstances described in clause (a) or (b) of Section 8.1 shall exist, at a rate per annum equal to the sum of 2% plus the rate applicable to Base Rate Loans for such day) and (ii) the sum of 2% plus the Euro-Dollar Margin for such day plus the Adjusted London Interbank Offered Rate applicable to such Loan at the date such payment was due.

          (e) Subject to Section 8.1, each Money Market LIBOR Loan shall bear interest on the outstanding principal amount thereof, for the Interest Period applicable thereto, at a rate per annum equal to the sum of the London Interbank Offered Rate for such Interest Period (determined in accordance with Section 2.7
(c) as if the related Money Market LIBOR Borrowing were a Committed Euro-Dollar Borrowing) plus (or minus) the Money Market Margin quoted by the Bank making such Loan in accordance with Section 2.3. Each Money Market Absolute Rate Loan shall bear interest on the outstanding principal amount thereof, for the Interest Period applicable thereto, at a rate per annum equal to the Money Market Absolute Rate quoted by the Bank making such Loan in accordance with
Section 2.3. Such interest shall be payable for each Interest Period on the last day thereof and, if such Interest Period is longer than three months, at intervals of three months after the first day thereof. Any overdue principal of or interest on any Money Market Loan shall bear interest, payable on demand, for each day until paid at a rate per annum equal to the sum of 2% plus the Base Rate for such day.

          (f) The Administrative Agent shall determine each interest rate applicable to the Loans hereunder. The Administrative Agent shall give prompt notice to the Borrower and the participating Banks of each rate of interest so determined, and its determination thereof shall be conclusive in the absence of manifest error.

          (g) Each Reference Bank agrees to use its best efforts to furnish quotations to the Administrative Agent as contemplated by this Section. If any Reference Bank does not furnish a timely quotation, the Administrative Agent shall determine the relevant interest rate on the basis of the quotation or quotations furnished by the remaining Reference Bank or Banks or, if none of such quotations is available on a timely basis, the provisions of Section 8.1 shall apply.

          SECTION 2.8 Fees.  (a) The Borrowers shall pay to the Administrative
                      ----
Agent for the account of the Banks ratably a facility fee at the Facility Fee Rate (determined daily in accordance with the Pricing Schedule). Such Facility fee shall accrue for the account of each Borrower (i) from and including the Effective Date to but excluding the date of termination of the Commitments in their entirety, on such Borrower's Facility Fee Share of the daily aggregate amount of the Commitments (whether used or unused) and (ii) from and including such date of termination to but excluding the date the Loans to such Borrower shall be repaid in their entirety, on the daily aggregate outstanding principal amount of the Loans to such Borrower.

           (b) Accrued fees under this Section shall be payable quarterly in arrears on each Quarterly Date and on the date of termination of the Commitments in their entirety (and, if later, each date on which the Loans to such Borrower shall be repaid in their entirety).

           SECTION 2.9.  Optional Termination or Reduction of Commitments.
                         ------------------------------------------------
During the Revolving Credit Period, the Borrowers may, upon at least three Domestic Business Days' notice to the Administrative Agent, (i) terminate the Commitments at any time, if no Loans are outstanding at such time or (ii) ratably reduce from time to time by an aggregate amount of $10,000,000 or a larger multiple of $1,000,000, the aggregate amount of the Commitments in excess of the aggregate outstanding principal amount of the Loans.

           SECTION 2.10. Method of Electing Interest Rates.  (a) The Loans
                         ---------------------------------
included in each Committed Borrowing shall bear interest initially at the type of rate specified by the Borrower in the applicable Notice of Committed Borrowing. Thereafter, the Borrower may from time to time elect to change or continue the type of interest rate borne by each Group of Loans (subject in each case to the provisions of Article 8), as follows:

           (i) if such Loans are Base Rate Loans, the Borrower may elect to convert such Loans to CD Loans as of any Domestic Business Day or to Euro-Dollar Loans as of any Euro-Dollar Business Day;

           (ii) if such Loans are CD Loans, the Borrower may elect to convert such Loans to Base Rate Loans or Euro-Dollar Loans or elect to continue such Loans as CD

     Loans for an additional Interest Period, subject to Section 2.14 in the case of any such conversion or continuation effective on any day other than the last day of the then current Interest Period applicable to such Loans; and

          (iii) if such Loans are Euro-Dollar Loans, the Borrower may elect to convert such Loans to Base Rate Loans or CD Loans or elect to continue such Loans as Euro-Dollar Loans for an additional Interest Period, subject to
     Section 2.14 in the case of any such conversion or continuation effective on any day other than the last day of the then current Interest Period applicable to such Loans.

Each such election shall be made by delivering a notice (a "Notice of Interest Rate Election") to the Administrative Agent not later than 10:00 A.M. (New York City time) on the third Euro-Dollar Business Day before the conversion or continuation selected in such notice is to be effective (unless the relevant Loans are to be converted to Domestic Loans of the other type or are CD Rate Loans to be continued as CD Rate Loans for an additional Interest Period, in which case such notice shall be delivered to the Administrative Agent not later than 10:00 A.M. (New York City time) on the second Domestic Business Day before such conversion or continuation is to be effective). A Notice of Interest Rate Election may, if it so specifies, apply to only a portion of the aggregate principal amount of the relevant Group of Loans; provided that (i) such portion
                                                 --------
is allocated ratably among the Loans comprising such Group and (ii) the portion to which it does not apply, are each $10,000,000 or any larger multiple of $1,000,000. If no such notice is timely received prior to the end of an Interest Period, the Borrower shall be deemed to have elected that all Loans having such Interest Period be converted to Base Rate Loans.

          (b)  Each Notice of Interest Rate Election shall specify:

          (i) the Group of Loans (or portion thereof) to which such notice applies;

         (ii) the date on which the conversion or continuation selected in such notice is to be effective, which shall comply with the applicable clause of subsection (a) above;

        (iii) if the Loans comprising such Group are to be converted, the new type of Loans and, if the Loans being converted are to be Fixed Rate Loans, the duration of the next succeeding Interest Period applicable thereto; and

          (iv) if such Loans are to be continued as CD Loans or Euro-Dollar Loans for an additional Interest Period, the duration of such additional Interest Period.

Each Interest Period specified in a Notice of Interest Rate Election shall comply with the provisions of the definition of Interest Period.

          (c) Upon receipt of a Notice of Interest Rate Election from the Borrower pursuant to subsection (a) above, the Administrative Agent shall promptly notify each Bank of the contents thereof and such notice shall not thereafter be revocable by the Borrower.

          (d) An election by the Borrower to change or continue the rate of interest applicable to any Group of Loans pursuant to this Section shall not constitute a "Borrowing" subject to the provisions of Section 3.2.

          SECTION 2.11.  Mandatory Termination of Commitments. The Commitments
                         ------------------------------------
shall terminate on the Termination Date and any Loans then outstanding (together with accrued interest thereon) shall be due and payable on such date.

          SECTION 2.12. Optional Prepayments. (a) Subject in the case of any Fixed Rate Borrowing to Section 2.14, the Borrower may, upon at least one Domestic Business Day's notice to the Administrative Agent, prepay any Group of Domestic Loans (or any Money Market Borrowing bearing interest at the Base Rate pursuant to Section 8.1) or upon at least three Euro-Dollar Business Days' notice to the Administrative Agent, prepay any Group of Euro-Dollar Loans, in each case in whole at any time, or from time to time in part in amounts aggregating $10,000,000 or any larger multiple of $1,000,000, by paying the principal amount to be prepaid together with accrued interest thereon to the date of prepayment. Each such optional prepayment shall be applied to prepay ratably the Loans of the several Banks included in such Group.

          (b) Except as provided in subsection (a) above, no Borrower may prepay all or any portion of the principal amount of any Money Market Loan prior to the maturity thereof.

          (c) Upon receipt of a notice of prepayment pursuant to this Section, the Administrative Agent shall promptly notify each Bank of the contents thereof and of such Bank's ratable share (if any) of such prepayment and such notice shall not thereafter be revocable by the Borrower.

          SECTION 2.13.  General Provisions as to Payments.
                         ---------------------------------
(a) The Borrowers shall make each payment of principal of, and interest on, the Loans and of fees hereunder, not later than 12:00 Noon (New York City time) on the date when due, in Federal or other funds immediately available in New York City, to the Administrative Agent at its address referred to in Section 9.1. The Administrative Agent will promptly distribute to each Bank its ratable share of each such payment received by the Administrative Agent for the account of the Banks. Whenever any payment of principal of, or interest on, the Domestic Loans or of fees shall be due on a day which is not a Domestic Business Day, the date for payment thereof shall be extended to the next succeeding Domestic Business Day. Whenever any payment of principal of, or interest on, the Euro-Dollar Loans shall be due on a day which is not a Euro-Dollar Business Day, the date for payment thereof shall be extended to the next succeeding Euro-Dollar Business Day unless Euro-Dollar Business Day falls in another calendar month, in which case the date for payment thereof shall be the next preceding Euro-Dollar Business Day. Whenever any payment of principal of, or interest on, the Money Market Loans shall be due on a day which is not a Euro-Dollar Business Day, the date for payment thereof shall be extended to the next succeeding Euro-Dollar Business Day. If the date for any payment of principal is extended by operations of law or otherwise, interest thereon shall be payable for such extended time.

          (b) Unless the Administrative Agent shall have received notice from a Borrower prior to the date on which any payment is due from such Borrower to the Banks hereunder that such Borrower will not make such payment in full, the Administrative Agent may assume that such Borrower has made such payment in full to the Administrative Agent on such date and the Administrative Agent may, in reliance upon such assumption, cause to be distributed to each Bank on such due date an amount equal to the amount then due such Bank. If and to the extent that such Borrower shall not have so made such payment, each Bank shall repay to the Administrative Agent forthwith on demand such amount distributed to such Bank together with interest thereon, for each day from the date such account is distributed to such Bank until the date such Bank repays such amount to the Administrative Agent, at the Federal Funds Rate.

          SECTION 2.14.  Funding Losses.  If a Borrower makes any payment of
                         --------------
principal with respect to any Fixed Rate Loan or any Fixed Rate Loan is converted (pursuant to Article 2, 6, or 8 or otherwise) on any day other than the last day of an Interest Period applicable thereto, or the last day of an applicable period fixed pursuant to Section 2.7(d), or if a Borrower fails to borrow, prepay, convert or continue any Fixed Rate Loans after notice has been given to any Bank in accordance with Section 2.4(a), 2.12(c) or 2.10(c), such Borrower shall reimburse each Bank within 15 days after demand for any resulting loss or expense incurred by it (or by an existing or prospective Participant in the related Loan), including (without limitation) any loss incurred in obtaining, liquidating or employing deposits from third parties, but excluding loss of margin for the period after any such payment or conversion or failure to borrow, prepay, convert or continue, provided that such Bank shall have
                                     --------
delivered to such Borrower a certificate as to the amount of such loss or expense, which certificate shall be conclusive in the absence of manifest error.


          SECTION 2.15.  Computation of Interest and Fees.  Interest based on
                         --------------------------------
the Prime Rate hereunder shall be computed on the basis of a year of 365 days (or 366 days in a leap year) and paid for the actual number of days elapsed (including the first day but excluding the last day). All other interest and fees shall be computed on the basis of a year of 360 days and paid for the actual number of days elapsed (including the first day but excluding the last day).

          SECTION 2.16.  Regulation D Compensation.  Each Bank may require the
                         -------------------------
Borrower to pay, contemporaneously with each payment of interest on the Euro-Dollar Loans, additional interest on the related Euro-Dollar Loan of such Bank at a rate per annum determined by such Bank up to but not exceeding the excess of (i) (A) the applicable London Interbank Offered Rate divided by (B) one minus the Euro-Dollar Reserve Percentage over (ii) the applicable London
    -----
Interbank Offered Rate. Any Bank wishing to require payment of such additional interest (x) shall so notify the Borrower and the Administrative Agent, in which case such additional interest on the Euro-Dollar Loans of such Bank shall be payable to such Bank at the place indicated in such notice with respect to each Interest Period commencing at least three Euro-Dollar Business Days after the giving of such notice and (y) shall notify the Borrower at least five Euro-Dollar Business Days prior to each date on which interest is payable on the Euro-Dollar Loans of the amount then due it under this Section.

                                   ARTICLE 3

                                  CONDITIONS

        SECTION 3.1.  Closing. The closing hereunder shall occur on or after the
                      -------
Effective Date upon receipt by the Administrative Agent of the following documents, each dated the Closing Date unless otherwise indicated:

        (a) a duly executed Note of each Borrower for the account of each Bank, dated on or before the Closing Date and complying with the provisions of
   Section 2.5;


        (b) an opinion of Druen, Rath & Dietrich, counsel for the Borrowers, substantially in the form of Exhibit E hereto and covering such additional matters relating to the transactions contemplated hereby as the Required Banks may reasonably request;

        (c) an opinion of Davis Polk & Wardwell, special counsel for the Administrative Agent, substantially in the Form of Exhibit F hereto and covering such additional matters relating to the transactions contemplated hereby as the Required Banks may reasonably request:; and


        (d) all documents the Administrative Agent may reasonably request relating to the existence of the Borrowers, the corporate authority for and the validity this Agreement and the Notes, and any other matters relevant all in form and substance satisfactory to the Administrative Agent.


The Administrative Agent shall promptly notify the Borrowers and the Banks of the Closing Date, and such notice shall be conclusive and binding on all parties hereto.

        SECTION 3.2.  Borrowings. The obligation of any Bank to make a Loan on
                      ----------
the occasion of any Borrowing is subject to the satisfaction of the following conditions:

        (a) the fact that the Closing Date shall have occurred on or prior to August 25, 1996;

        (b) receipt by the Administrative Agent of a Notice of Borrowing as required by Section 2.2 or 2.3, as the case may be;

          (c) the fact that, immediately after such Borrowing, the aggregate outstanding principal amount of the Loans will not exceed the aggregate amount of the Commitments;

          (d) the fact that, immediately before and after such Borrowing, no Default with respect to the Borrower shall have occurred and be continuing; and

          (e) the fact that the representations and warranties of the Borrower contained in this Agreement (except, unless the Borrowing is taking place on the Closing Date, the representations and warranties set forth in Sections 4.4(b) and 4.5 as to any matter which has been disclosed in writing by the Borrower to the Banks) shall be true and correct on and as of the date of such Borrowing.

Each Borrowing hereunder shall be deemed to be a representation and warranty by the Borrower on the date of such Borrowing as to the facts specified in clauses
(c), (d) and (e) of this Section.


                                   ARTICLE 4

                        REPRESENTATIONS AND WARRANTIES

          Each Borrower severally represents and warrants that:

          SECTION 4.1.  Corporate Existence and Power.  (a)  In the case of
                        -----------------------------
Nationwide Mutual, such Borrower is a mutual insurance company duly incorporated, validly existing and in good standing under the laws of the jurisdiction of its incorporation, and has all corporate powers and all material governmental licenses, authorizations, consents and approvals required to carry on its business as now conducted.

          (b) In the case of Nationwide Life, such Borrower is an insurance company duly incorporated, validly existing and in good standing under the laws of the jurisdiction of its incorporation, and has all corporate powers and all material governmental licenses, authorizations, consents and approvals required to carry on its business as now conducted.

           SECTION 4.2.  Corporate and Governmental Authorization; No
                         --------------------------------------------
Contravention.  The execution, delivery and performance by such Borrower of this
-------------
Agreement and its Notes are within the corporate powers of such Borrower, have been duly authorized by all necessary corporate action, require no action by or in respect of, or filing with, any governmental body, agency or official and do not contravene, or constitute a default under, any provision of applicable law or regulation or of the certificate of incorporation or by-laws of such Borrower or of any agreement, judgment, injunction, order, decree or other instrument binding upon such Borrower or any of its Subsidiaries or result in the creation or imposition of any Lien on any asset of such Borrower or any of its Subsidiaries.

           SECTION 4.3.  Binding Effect.  This Agreement constitutes a valid and
                         --------------
binding agreement of such Borrower and each Note, when executed and delivered in accordance with this Agreement, will constitute a valid and binding obligation of the relevant Borrower, in each case enforceable in accordance with its terms.

           SECTION 4.4.  Financial Information.  (a) The respective financial
                         ---------------------
statements of such Borrower (and, when applicable, its Subsidiaries and affiliates) heretofore delivered to the Banks fairly present the financial condition and results of operations of such Borrower at the dates and for the periods covered thereby on the basis set forth therein.

           (b) Since the date of the most recent financial statements of such Borrower delivered prior to the date hereof, there has been no material adverse change in the business, financial position, results of operations or prospects of such Borrower.

           SECTION 4.5.  Litigation.  There is no action, suit or proceeding
                         ----------
pending against, or to the knowledge of such Borrower threatened against or affecting, such Borrower or any of its Subsidiaries before any court or arbitrator or any governmental body, agency or official in which there is a reasonable possibility of an adverse decision which could materially adversely affect the business, financial position or results of operations of such Borrower or which in any manner draws into question the validity or enforceability of this Agreement or the Notes.

           SECTION 4.6.  Compliance with ERISA.  Each member of the ERISA Group
                         ---------------------
of such Borrower has fulfilled its obligations under the minimum funding standards of ERISA and the Internal Revenue Code with respect to each Plan and is in compliance in all material respects with the presently applicable provisions of ERISA and the Internal Revenue Code with respect to each Plan. No member of such ERISA Group has (i) sought a waiver of the minimum funding standard under
Section 412 of the Internal Revenue Code in respect of any Plan, (ii) failed to make any contribution or payment to any Plan or Multiemployer Plan or in respect of any Benefit Arrangement, or made any amendment to any Plan or Benefit Arrangement, which has resulted or could result in the imposition of a Lien or the posting of a bond or other security under ERISA or the Internal Revenue Code or (iii) incurred any liability under Title IV of ERISA other than a liability to the PBGC for premiums under Section 4007 of ERISA.

           SECTION 4.7.  Environmental Matters.  In the ordinary course of its
                         ---------------------
business, such Borrower conducts an ongoing review of the effect of Environmental Laws on the business, operations and properties of such Borrower, in the course of which it identifies and evaluates associated liabilities and costs (including, without limitation, any capital or operating expenditures required for clean-up or closure of properties presently or previously owned, any capital or operating expenditures required to achieve or maintain compliance with environmental protection standards imposed by law or as a condition of any license, permit or contract, any related constraints on operating activities, including any periodic or permanent shutdown of any facility or reduction in the level of or change in the nature of operations conducted thereat, any costs or liabilities in connection with off-site disposal of wastes or Hazardous Substances, and any actual or potential liabilities to third parties, including employees, and any related costs and expenses. On the basis of this review, such Borrower has reasonably concluded that such associated liabilities and costs, including the costs of compliance with Environmental Laws, are unlikely to have a material adverse effect on the business, financial condition, results of operations or prospects of such Borrower.

           SECTION 4.8.  Taxes.  Such Borrower and its Subsidiaries have filed
                         -----
all United States Federal income tax returns and all other material tax returns which are required to be filed by them and have paid all taxes due pursuant to such returns or pursuant to any assessment received by such Borrower or any Subsidiary. The charges, accruals and reserves on the books of such Borrower and its Material Subsidiaries in respect of taxes or other governmental charges are, in the opinion of such Borrower, adequate.

           SECTION 4.9.  Material Subsidiaries.  Each of such Borrower's
                         ---------------------
Material Subsidiaries is duly organized, validly existing and in good standing under the laws of its jurisdiction of organization, and has all necessary powers and all material governmental licenses, authorizations, consents and approvals required to carry on its business as now conducted.

           SECTION 4.10. Regulatory Restrictions on Borrowing.  Such Borrower is
                         ------------------------------------
not an "investment company" within the meaning of the Investment Company Act of 1940, as amended, a "holding company" within the meaning of the Public Utility Holding Company Act of 1935, as amended, or otherwise subject to any regulatory scheme which restricts its ability to incur debt.

           SECTION 4.11. Full Disclosure.  All information heretofore furnished
                         ---------------
by or in respect of such Borrower to the Administrative Agent or any Bank for purposes of or in connection with this Agreement or any transaction contemplated hereby is, and all such information hereafter furnished by or in respect of such Borrower to the Administrative Agent or any Bank will be, true and accurate in all material respects on the date as of which such information is stated or certified. Such Borrower has disclosed to the Banks in writing any and all facts which materially and adversely affect or may affect (to the extent such Borrower can now reasonably foresee), the business, operations or financial condition of such Borrower or the ability of such Borrower to perform its obligations under this Agreement.


                                   ARTICLE 5

                                   COVENANTS

           Each Borrower severally agrees that, so long as any Bank has any Commitment hereunder or any amount payable by such Borrower under any Note remains unpaid:

           SECTION 5.1.  Information.  Such Borrower will deliver to each of the
                         -----------
Banks:

           (a) as soon as available and in any event within 90 days after the each fiscal year of such Borrower,

                 (i) in the case of each Borrower, the Annual Statement of such Borrower as of the end of such fiscal year in the form submitted to the Insurance Department of the State of Ohio;

              (ii) in the case of Nationwide Life, the consolidated financial statements of Nationwide Life and its consolidated Subsidiaries as of the end of such fiscal year, setting forth in each case in comparative form the figures for the previous fiscal year, all reported on in a manner consistent with generally accepted accounting principles in the United States by KPMG Peat Marwick LLP or other independent public accountants of nationally recognized standing; and

              (iii) in the case of Nationwide Mutual, the Combined Annual Statement of the Nationwide Mutual Insurance Company and its Affiliated Property and Casualty Insurances as of the end of such fiscal year, in the form submitted to the Insurance Department of the State of Ohio;

         (b) as soon as available and in any event within 60 days after the end of each of the first three quarters of each fiscal year of such Borrower, the quarterly statement of such Borrower as of the end of such fiscal quarter in the form submitted to the Insurance Department of the State of Ohio;

         (c) simultaneously with the delivery of each statement referred to in clauses (a) and (b) above, a certificate of the chief financial officer or the chief accounting officer of such Borrower stating whether any Default exists on the date of such certificate and, if any Default then exists, setting forth the details thereof and the action which such Borrower is taking or proposes to take with respect thereto;

         (d) within five Domestic Business Days after any officer of such Borrower obtains knowledge of any Default, if such Default is then continuing, a certificate of the chief financial officer or the chief accounting officer of such Borrower setting forth the details thereof and the action which such Borrower is taking or proposes to take with respect thereto;

         (e) in the event that such Borrower becomes subject to the periodic reporting requirements of the Securities Exchange Act of 1934 (as amended), promptly upon the mailing thereof to securityholders of the Borrower generally, copies of all financial statements, reports and proxy statements so mailed;

          (f) within five Domestic Business Days after the receipt thereof by the Borrower, any written communication from the Insurance Department of the State of Ohio which questions in any material respect the financial soundness of the Borrower; and

          (g) from time to time such additional information regarding the financial position or business of the Borrower as the Administrative Agent, at the request of any Bank, may reasonably request.

          SECTION 5.2.  Maintenance of Property; Insurance.  (a)  Such Borrower
                        ----------------------------------
will keep, and will cause each of its Subsidiaries to keep, all property useful and necessary in its business in good working order and condition, ordinary wear and tear excepted.

          (b) Such Borrower will maintain, and will cause each of its Subsidiaries to maintain (either in the name of such Borrower or in such Subsidiary's own name) with financially sound and responsible insurance companies, insurance on all their respective properties in at least such amounts, against at least such risks and with such risk retention as are usually maintained, insured against or retained, as the case may be, in the same general area by companies of established repute engaged in the same or a similar business, and will furnish to the Banks, upon request from the Administrative Agent, information presented in reasonable detail as to the insurance so carried; provided that such Borrower may self-insure such risks to the extent it
         --------
deems it prudent to do so.

          SECTION 5.3.  Conduct of Business and Maintenance of Existence.  Such
                        ------------------------------------------------
Borrower will continue, and will cause each of its Subsidiaries to continue, to engages in the insurance business and will preserve, renew and keep in full force and effect, and will cause each such Subsidiary to preserve, renew and keep in full force and effect their respective corporate existence and their respective rights, privileges and franchises necessary or desirable in the normal conduct of business; provided that nothing in this Section 5.3 shall
                            --------
prohibit any consolidation, merger, sale, lease or other transfer permitted under Section 5.5.

          SECTION 5.4. Compliance with Laws.  Such Borrower will comply, and
                       --------------------
will cause each of its Subsidiaries to comply, in all material respects with all applicable laws, ordinances, rules, regulations, and requirements of governmental authorities (including, without limitation, Environmental Laws and ERISA and the rules and regulations thereunder) except where the necessity of compliance therewith is contested in good faith by appropriate proceedings.

        SECTION 5.5.  Mergers and Sales of Assets.  Such Borrower will not (i)
                      ---------------------------
consolidate or merge with or into any other Person or (ii) sell, lease or otherwise transfer, directly or indirectly, all or any substantial part of the assets of such Borrower and its Subsidiaries, taken as a whole, to any other Person; provided that the Borrower may merge with another Person if (x) such
        --------
Borrower is the corporation surviving such merger and (y) after giving effect to such merger, no Default shall have occurred and be continuing.

        SECTION 5.6.  Use of Proceeds.  The proceeds of the Loans made under
                      ---------------
this Agreement will be used by such Borrower for general corporate purposes. None of such proceeds will be used, directly or indirectly, for the purpose, whether immediate, incidental or ultimate, of buying or carrying any "margin stock" within the meaning of Regulation U.

        SECTION 5.7.  Minimum Statutory Surplus.  (a)  In the case of
                      -------------------------
Nationwide Mutual, its Statutory Surplus shall at no time be less than $2,750,000,000.

        (b) In the case of Nationwide Life, its Statutory Surplus shall at no time be less than $875,000,000.

        SECTION 5.8.  Negative Pledge.  Neither such Borrower nor any Subsidiary
                      ---------------
of such Borrower will create, assume or suffer to exist any Lien on any asset now owned or hereafter acquired by it, except:

        (a) Liens existing on the date of this Agreement securing Debt outstanding on the date of this Agreement in an aggregate principal or face amount not exceeding (i) in the case of Nationwide Mutual, $10,000,000 and
    (ii) in the case of Nationwide Life, $10,000,000;

        (b) any Lien existing on any asset of any Person at the time such Person becomes its Subsidiary and not created in contemplation of such event;

        (c) any Lien on any asset securing Debt incurred or assumed for the purpose of financing all or any part of the cost of acquiring such asset, provided that such Lien attaches to such asset concurrently with or within
    --------
    90 days after the acquisition thereof;

          (d) any Lien on any asset of any Person existing at the time such Person is merged or consolidated with or into such Borrower or its Subsidiary and not created in contemplation of such event;

          (e) any Lien existing on any asset prior to the acquisition thereof by such Borrower or its Subsidiary and not created in contemplation of such acquisition;

          (f) any Lien arising out of the refinancing, extension, renewal or refunding of any Debt secured by any Lien permitted by any of the foregoing clause of this Section, provided that such Debt is not increased
                                        --------
      and is not secured by an additional assets;

          (g) any Lien which arises by operation of law (including, without limitation, preferences given to insurance policyholders under law);

          (h) Liens arising in the ordinary course of its business which (i) do not secure Debt or Derivatives Obligations, (ii) do not secure any obligation in an amount exceeding $25,000,000 and (iii) do not in the aggregate materially detract from the value of its assets or materially impair the use thereof in the operation of its business;

          (i) Liens on cash and cash equivalents securing Derivatives Obligations, provided that the aggregate amount of cash and cash equivalents subject to such Liens may at no time exceed $25,000,000; and

          (j) Liens not otherwise permitted by the foregoing clauses of this Section securing Debt in an aggregate principal or face amount at any date not to exceed 5% of such Borrower's Statutory Surplus.

          SECTION 5.9.  Transaction with Affiliates.  Such Borrower will not,
                        ---------------------------
and will not permit any of its Subsidiaries to, directly or indirectly, pay any funds to or for the account of, make any investment (whether by acquisition of stock or indebtedness, by loan, advance, transfer of property, guarantee or other agreement to pay, purchase or service, directly or indirectly, any Debt, or otherwise) in, lease, sell, transfer or otherwise dispose of any assets, tangible or intangible, to, or participate in, or effect, any transaction with, any Affiliate except on an arms-length basis on terms at least as favorable to such Borrower or such Subsidiary as could have been obtained from a third party who was not an Affiliate; provided that the
                          --------
foregoing provisions of this Section shall not prohibit any such Person from declaring or paying any lawful dividend or other payment ratably in respect of all of its capital stock of the relevent class so long as, after giving effect thereto, no Default in respect of such Borrower shall have occurred and be continuing.

                                   ARTICLE 6

                                   DEFAULTS

          SECTION 6.1.  Events of Default.  If one or more of the following
                        -----------------
events ("Events of Default") shall have occurred and be continuing with respect to any Borrower:

          (a) such Borrower shall fail to pay when due any principal of any Loan or any interest, any fees or any other amount payable by it hereunder;

          (b) such Borrower shall fail to observe or perform any covenant contained in Article 5, other than those contained in Sections 5.1 through 5.4;

          (c) such Borrower shall fail to observe or perform any covenant or agreement contained in this Agreement (other than those covered by clause
     (a) or (b) above) for 10 days after notice thereof has been given to such Borrower by the Administrative Agent at the request of any Bank;

          (d) any representation, warranty, certification or statement made by such Borrower in this Agreement or in any certificate, financial statement or other document delivered pursuant to this Agreement shall prove to have been incorrect in any material respect when made or deemed made;

          (e) such Borrower or any of its Material Affiliates shall fail to make any payment in respect of any Material Financial Obligations when due or within any applicable grace period;

          (f) any event or condition shall occur which results in the acceleration of the maturity of any Material Debt of such Borrower or any of its Material Affiliates or enables (or, with the giving of notice or lapse of time or both, would enable) the holder of such Debt or any Person acting on such holder's behalf to accelerate the maturity thereof;

        (g) such Borrower or any of its Material Affiliated shall commence a voluntary case or other proceeding seeking liquidation, reorganization or other relief with respect to itself or its debts under any bankruptcy, insolvency or other similar law now or hereafter in effect or seeking the appointment of a trustee, receiver, liquidator, custodian or other similar official of it or any substantial part of its property, or shall consent to any such relief or to the appointment of or taking possession by any such official in an involuntary case or other proceeding commenced against it, or shall make a general assignment for the benefit of creditors, or shall fail generally to pay its debts as they become due, or shall take any corporate action to authorize any of the foregoing;

        (h) an involuntary case or other proceeding shall be commenced against such Borrower or any of its Material Affiliates seeking liquidation, reorganization or other relief with respect to it or its debts under any bankruptcy, insolvency or other, similar law now or hereafter in effect or seeking the appointment of a trustee, receiver, liquidator, custodian or other similar official of it or any substantial part of its property, and such involuntary case or other proceeding shall remain undismissed and unstayed for a period of 60 days; or an order for relief shall be entered against such Borrower or any of its Material Affiliates under the federal bankruptcy laws as now or hereafter in effect;

        (i) a decree or order of a court or agency or supervisory authority having jurisdiction in the premises for the appointment of a conservator or receiver or liquidator in any insolvency proceedings, readjustment of debt, marshalling of assets and liabilities or similar proceedings affecting such Borrower or any of its Material Affiliates or all or substantially all of their respective property, or for the winding-up or liquidation of their respective affairs, shall have been entered, or such Borrower or any of its Material Affiliates shall consent to the appointment of a conservator or receiver or liquidator in any insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceedings affecting such Borrower or Material Affiliate or all or substantially all of their respective property (including, in either case, without limitation, the commencement of proceedings for the rehabilitation or liquidation of such Borrower or any of its Material

    Affiliates in accordance with the applicable provisions of Chapter 3903 of the Ohio Insurance Code);

         (j) any member of the ERISA Group of such Borrower shall fail to pay when due an amount or amounts aggregating in excess of $5,000,000 which it shall have become liable to pay to the PBGC or to a Plan under Title IV of ERISA; or notice of intent to terminate a Material Plan shall be filed under Title IV of ERISA by any member of such ERISA Group, any plan administrator or any combination of the foregoing; or the PBGC shall institute proceedings under Title IV of ERISA to terminate, to impose liability (other than for premiums under Section 4007 of ERISA) in respect of, or to cause a trustee to be appointed to administer any Material Plan; or a condition shall exist by reason of which the PBGC would be entitled to obtain a decree adjudicating that any Material Plan must be terminated; or there shall occur a complete or partial withdrawal from, or a default, within the meaning of
    Section 4219(c)(5) of ERISA, with respect to, one or more Multiemployer Plans which could cause one or more members of such ERISA Group to incur a current payment obligation in excess of $5,000,000;

         (k) the rights, privileges or franchises of such Borrower or any of its Material Affiliates to do business shall be declared forfeited by any governmental authority or any court of competent jurisdiction where the loss of such rights, privileges or franchises would have a material adverse effect on the ability of such Borrower to meet its obligations under this Agreement or the Notes;

         (l) judgments or orders for the payment of money in excess of 3% of such Borrower's Statutory Surplus shall be rendered against such Borrower or any of its Material Affiliates and such judgments or orders shall continue unsatisfied and unstayed for a period of 10 days;

         (m) in the case of Nationwide Life, it shall cease to be Subsidiary of Nationwide Mutual; or

         (n) in the case of Nationwide Mutual, it shall cease to be mutual insurance company;

then, and in every such event, the Administrative Agent shall (i) if requested by Banks having more than 50% in aggregate amount of the Commitments, by notice to such

Borrower terminate the Commitments as to such Borrower and they shall thereupon terminate as to such Borrower, and (ii) if requested by Banks holding more than 50% of the aggregate principal amount of the Loans outstanding to such Borrower, by notice to such Borrower declare such Loans (together with accrued interest thereon) to be, and such Loans (together with accrued interest thereon) shall thereupon become, immediately due and payable without presentment, demand, protest or other notice of any kind, all of which are hereby waived by each Borrower; provided that in the case of any of the Events of Default specified in
          --------
clause 6.1(g), 6.1(h) or 6.1(i) above with respect to such Borrower, without any notice to such Borrower or any other act by the Administrative Agent or the Banks, the Commitments shall thereupon terminate as to such Borrower and the Loans outstanding to such Borrower (together with accrued interest thereon) shall become immediately due and payable without presentment, demand, protest or other notice of any kind, all of which are hereby waived by each Borrower. Termination of the Commitments as to either Borrower under this Section 6.1 shall not terminate the Commitments as to the other Borrower.

         SECTION 6.2.  Notice of Default. The Administrative Agent shall give
                       -----------------
notice to a Borrower under Section 6.1(c) promptly upon being requested to do so by any Bank and shall thereupon notify all the Banks thereof.


                                   ARTICLE 7

                           THE ADMINISTRATIVE AGENT


          SECTION 7.1.  Appointment and Authorization. Each Bank irrevocably
                        -----------------------------
appoints and authorizes the Administrative Agent to take such action as agent on its behalf and to exercise such powers under this Agreement and the Notes as are delegated to the Administrative Agent by the terms hereof or thereof, together with all such powers as are reasonably incidental thereto.

          SECTION 7.2.  Administrative Agent and Affiliates. Morgan Guaranty
                        -----------------------------------
Trust Company of New York shall have the same rights and powers under this Agreement as any other Bank and may exercise or refrain from exercising the same as though it were not the Administrative Agent, and Morgan Guaranty Trust Company of New York and its affiliates may accept deposits from, lend money to, and generally engage in any kind of business with either Borrower or any Subsidiary or affiliate of either Borrower as if it were not the Administrative Agent.

        SECTION 7.3.  Action by Administrative Agent.  The obligations of the
                      ------------------------------
Administrative Agent hereunder are only those expressly set forth herein. Without limiting the generality of the foregoing, the Administrative Agent shall not be required to take any action with respect to any Default, except as expressly provided in Article 6.

        SECTION 7.4.  Consultation with Experts.  The Administrative Agent may
                      -------------------------
consult with legal counsel (who may be counsel for any Borrower), independent public accountants and other experts selected by it and shall not be liable for any action taken or omitted to be taken by it in good faith in accordance with the advice of such counsel, accountants or experts.

        SECTION 7.5.  Liability of Administration Agent.  Neither the
                      ---------------------------------
Administrative Agent nor any of its affiliates nor any of their respective directors, officers, agents or employees shall be liable for any action, taken or not taken by it in connection herewith (i) with the consent or at the request of the Required Banks (or, when expressly required hereby, all the Banks) or
(ii) in the absence of its own gross negligence or willful misconduct. Neither the Administrative Agent nor any of its affiliates nor any of their respective directors, officers, agents or employees shall be responsible for or have any duty to ascertain, inquire into or verify (i) any statement, warranty or representation made in connection with this Agreement or any borrowing hereunder; (ii) the performance or observance of any of the covenants or agreements of any Borrower; (iii) the satisfaction of any condition specified in
Article 3, except receipt of items required to be delivered to the Administrative Agent; or (iv) the validity, effectiveness or genuineness of this Agreement, the Notes or any other instrument or writing furnished in connection herewith. The Administrative Agent shall not incur any liability by acting in reliance upon any notice, consent, certificate, statement, or other writing (which may be a bank wire, telex, facsimile transmission or similar writing) believed by it to be genuine or to be signed by the proper party or parties.

        SECTION 7.6.  Indemnification.  Each Bank shall, ratably in accordance
                      ---------------
with its Commitment, indemnify the Administrative Agent, its affiliates and their respective directors, officers, agents and employees (to the extent not reimbursed by the Borrowers) against any cost, expense (including counsel fees and disbursements), claim, demand, action, loss or liability (except such as result from such indemnitees' gross negligence or willful misconduct) that such indemnities may suffer or incur in connection with this Agreement or any action taken or omitted by such indemnities hereunder.

        SECTION 7.7.  Credit Decision.  Each Bank acknowledges that it has,
                      ---------------
independently and without reliance upon the Administrative Agent or any other Bank, and based on such documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Agreement. Each Bank also acknowledges that it will, independently and without reliance upon the Administrative Agent or any other Bank, and based on such documents, and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking any action under this Agreement.

        SECTION 7.8.  Successor Administrative Agent.  The Administrative Agent
                      ------------------------------
may resign at any time by giving notice thereof to the Banks and the Borrowers. Upon any such resignation, the Required Banks shall have the right to appoint a successor Administrative Agent. If no successor Administrative Agent shall have been so appointed by the Required Banks, and shall have accepted such appointment, within 30 days after the retiring Administrative Agent may, on behalf of the Banks, appoint a successor Administrative Agent, which shall be a commercial bank organized or licensed under the laws of the United States of America or of any State thereof and having a combined capital and surplus of at least $100,000,000. Upon the acceptance of its appointment as Administrative Agent hereunder by a successor Administrative Agent, such successor Administrative Agent shall thereupon succeed to and become vested with all the rights and duties of the retiring Administrative Agent shall be discharged from its duties and obligations hereunder. After any retiring Administrative Agent's resignation hereunder as Administrative Agent, the provisions of this Article shall inure to its benefit as to any actions taken or omitted to be taken by it while it was Administrative Agent.

        SECTION 7.9.  Administrative Agent's Fee.  The Borrowers shall pay to
                      --------------------------
the Administrative Agent for its own account fees in the amounts and at the times previously agreed upon between the Borrowers and the Administrative Agent.

                                   ARTICLE 8

                            CHANGE IN CIRCUMSTANCES


        SECTION 8.1.  Basis for Determining Interest Rate Inadequate or Unfair.
                      --------------------------------------------------------
If on or prior to the first day of any Interest Period for any CD Loan, Euro-Dollar Loan or Money Market LIBOR Loan:

        (a) the Administrative Agent is advised by the Reference Banks that deposits in dollars (in the applicable amounts) are not being offered to the Reference Banks that deposits in dollars (in the applicable amounts) are not being offered to the Reference Banks in the relevant market for such Interest Period, or

        (b) in the case of CD Loans or Euro-Dollar Loans, Banks having 50% or more of the aggregate principal amount of the affected Loans advise the Administrative Agent that the Adjusted CD Rate or the London Interbank Offered Rate, as the case may be, as determined by the Administrative Agent will not adequately and fairly reflect the cost to such Banks of funding their CD Loans or Euro-Dollar Loans, as the case may be, for such Interest Period, the Administrative Agent shall forthwith give notice thereof to the Borrower and the Banks, whereupon until the Administrative Agent notifies the Borrower that the circumstances giving rise to such suspension no longer exist, (i) the obligations of the Banks to make CD Loans or Euro-Dollar Loans, as the case may be, or to continue or convert outstanding Loans as or into CD Loans or Euro-Dollar Loans, as the case may be, shall be suspended and (ii) each outstanding CD Loan or Euro-Dollar Loan, as the case may be, shall be converted into a Base Rate Loan on the last day of the then current Interest Period applicable thereto. Unless the Borrower notifies the Administrative Agent at least two Domestic Business Days before the date of any Fixed Rate Borrowing for which a Notice of Borrowing has previously been given that it elects not to borrow on such date, (i) if such Fixed Rate Borrowing is a Committed Borrowing, such Borrowing shall instead be made as a Base Rate Borrowing and (ii) if such Fixed Rate Borrowing is a Money Market LIBOR Borrowing, the Money Market LIBOR Loans comprising such Borrowing shall bear interest for each day from and including the first day to but excluding the last day of the Interest Period applicable thereto at the Base Rate for such day.

          SECTION 8.2.  Illegality.  If, on or after the date of this Agreement.
                        ----------
the adoption of any applicable law, rule or regulation, or any change in any applicable law, rule or regulation, or any change in the interpretation or administration thereof by any governmental authority, central bank or comparable agency charged with the interpretation or administration thereof, or compliance by any Bank (or its Euro-Dollar Lending Office) with any request or directive (whether or not having the force of law) of any such authority, central bank or comparable agency shall make it unlawful or impossible for any Bank (or its Euro-Dollar Lending Office) to make, maintain or fund its Euro-Dollar Loans to either Borrower and such Bank shall so notify the Administrative Agent, the Administrative Agent shall forthwith give notice thereof to the other Banks and such Borrower, whereupon until such Bank notifies such Borrower and the Administrative Agent that the circumstances giving rise to such suspension no longer exist, the obligation of such Bank to make Euro-Dollar Loans to such Borrower, or to convert outstanding Loans to such Borrower, or to convert outstanding Loans to such Borrower into Euro-Dollar Loans, shall be suspended. Before giving any notice to the Administrative Agent pursuant to this Section, such Bank shall designate a different Euro-Dollar Lending Office if such designation will avoid the need for giving such notice and will not, in the judgment of such Bank, be otherwise disadvantageous to such Bank. If such notice is given, each Euro-Dollar Loan of such Bank to such Borrower then outstanding shall be converted to a Base Rate Loan either (a) on the last day of the then current Interest Period applicable to such Euro-Dollar Loan if such Bank may lawfully continue to maintain and fund such Loan to such day or (b) immediately if such Bank shall determine that it may not lawfully continue to maintain and fund such Loan to such day.

          SECTION 8.3.  Increased Cost and Reduced Return.  (a)  If on or after
                        ---------------------------------
(x) the date hereof, in the case of any Committed Loan or any obligation to make Committed Loans or (y) the date of the related Money Market Quote, in the case of any Money Market Loan, the adoption of any applicable law, rule or regulation, or any change in any applicable law, rule or regulation, or any change in the interpretation or administration thereof by any governmental authority, central bank or comparable agency charged with the interpretation of administration thereof, or compliance by any Bank (or its Applicable Lending Office) with any request or directive (whether or not having the force of law) of any such authority, central bank or comparable agency shall impose, modify or deem applicable any reserve (including, without limitation, any such requirement imposed by the Board of Governors of the Federal Reserve System, but excluding (i) with respect to any CD Loan any such requirement included in an applicable Domestic Reserve Percentage and (ii) with respect to any Euro-Dollar Loan any such requirement with respect to which such bank is entitled to compensation during the relevant Interest Period under Section 2.16), special deposit, insurance assessment (excluding, with respect to any CD Loan, any such requirement against assets of, deposits with or for similar requirement against assets of, deposits with or for the account of, or credit extended by, any Bank (or its Applicable Lending Office) or shall impose on any Bank (or its Applicable Lending Office) or on the United States market for certification of deposit or the London interbank market any other condition affecting its Fixed Rate Loans and the result of any of the foregoing is to increase the cost to such Bank (or its Applicable Lending Office) of making or maintaining any Fixed Rate Loan, or to reduce the amount of any sum received or receivable by such Bank (or its Applicable Lending Office) under this Agreement or under any of its Notes with respect thereto, by an amount deemed by such Bank to be material, then, within 15 days after demand by such Bank (with a copy to the Administrative Agent), the Borrowers shall pay to such Bank such additional amount or amounts as will compensate such Bank for such increased cost or reduction. Each Borrower shall be severally liable for its Article 8 Share of each such amount.

          (b) If any Bank shall have determined that, after the date hereof, the adoption of any applicable law, rule or regulation regarding capital adequacy, or any change in any such law, rule or regulation, or any change in the interpretation or administration thereof, or any request or directive regarding capital adequacy (whether or not having the force of law) of any such authority, central bank or comparable agency, has or would have the effect of reducing the rate of return on capital of such Bank (or its Parent) as a consequence of such Bank's obligations hereunder to a level below that which such Bank (or its Parent) could have achieved but for such adoption, change, request or directive (taking into consideration its policies with respect to capital adequacy) by an amount deemed by such Bank to be material, then from time to time, within 15 days after demand by such Bank (with a copy to the Administrative Agent), the Borrowers shall pay to such Bank such additional amount or amounts as will compensate such Bank (or its Parent) for such reduction. Each Borrower shall be severally liable for its Article 8 Share of each such amount.

          (c) Each Bank will promptly notify the Borrowers and the Administrative Agent of any event of which it has knowledge, occurring after the date hereof, which will entitle such Bank to compensation pursuant to this Section and will designate a different Lending Office if such designation will avoid the need for, or reduce the amount of, such compensation and will not, in the judgment of such Bank, be otherwise disadvantageous to such Bank. A certificate of any Bank claiming compensation under this Section and setting forth the additional amount or amounts to be paid to it hereunder shall be conclusive in the absence of manifest error. In determining such amount, such Bank may use any reasonable averaging and attribution methods.

          (d) The "Article 8 Share" of any Borrower with respect to any amount payable hereunder is the sum of (i) to the extent such amount is properly allocable to Loans outstanding hereunder, the portion of such amount properly allocable to the Loans outstanding to such Borrower and (ii) to the extent such amount is not properly allocable to Loans outstanding hereunder, such Borrower's Availability Percentage thereof.

          SECTION 8.4.  Taxes.  (a) For the purposes of this Section 8.4, the
                        -----
following terms have the following meanings:

          "Taxes" means any and all present or future taxes, duties, levies, imposts, deductions, charges or withholdings with respect to any payment by any Borrower pursuant to this Agreement or under any Note, and all liabilities with respect thereto, excluding (i) in the case of each Bank and the Administrative
                 ---------
Agent, taxes imposed on its income, and franchise or similar taxes imposed on it, by a jurisdiction under the laws of which such Bank or the Administrative Agent (as the case may be) is organized or in which its principal executive office is located or, in the case of each Bank, in which its Applicable Lending Office is located and (ii) in the case of each Bank, any United States withholding tax imposed on such payments but only to the extent that such Bank is subject to United States withholding tax at the time such Bank first becomes a party to this Agreement.

          "Other Taxes" means any present or future stamp or documentary taxes and any other excise or property taxes, or similar charges or levies, which arise from any payment made pursuant to this Agreement or under any Note or from the execution or delivery of, or otherwise with respect to, this Agreement or any Note.

          (b) Any and all payments by any Borrower to or for the account of any Bank or the Administrative Agent hereunder or under any Note shall be made without deduction for any Taxes or Other Taxes; provided that, if any Borrower
                                                --------
shall be required by law to deduct any Taxes or Other Taxes from any such payments, (i) the sum payable shall be increased as necessary so that after making all required deductions (including deductions applicable to additional sums payable under this Section) such Bank or the Administrative Agent (as the case may be) receives an amount equal to the sum it would have received had no such deductions been made, (ii) such Borrower shall make such deductions, (iii) such Borrower shall pay the full amount deducted to the relevant taxation authority or other authority in accordance with applicable law and (iv) such Borrower shall furnish to the Administrative Agent, at its address referred to in Section 9.1, the original or a certified copy of a receipt evidencing payment thereof.

          (c) The Borrowers agree to indemnify each Bank and the Administrative Agent for the full amount of Taxes or Other Taxes (including, without limitation, any Taxes or Other Taxes imposed or asserted by any jurisdiction on amounts payable under this Section) paid by such Bank or the Administrative Agent (as the case may be) and any liability (including penalties, interest and expenses) arising therefrom or with respect thereto. Each Borrower shall be severally liable for its Article 8 Share of each such amount. This indemnification shall be paid within 15 days after such Bank or the Administrative Agent (as the case may be) makes demand therefor.

          (d) Each Bank organized under the laws of a jurisdiction outside the United States, on or prior to the date of its execution and delivery of this Agreement in the case of each Bank listed on the signature pages hereof and on or prior to the date on which it becomes a Bank in the case of each other Bank, and from time to time thereafter if requested in writing by the Borrowers (but only so long as such Bank remains lawfully able to do so), shall provide the Borrowers and the Administrative Agent with Internal Revenue Service form 1001 or 4224, as appropriate, or any successor form prescribed by the Internal Revenue Service, certifying that such Bank is entitled to benefits under an income tax treaty to which the United States is a party which exempts the Bank from United States withholding tax or reduces the rate of withholding tax on payments of interest for the account of such Bank or certifying that the income receivable pursuant to this Agreement is effectively connected with the conduct of a trade or business in the United States.

        (e) For any period with respect to which a Bank has failed to provide the Borrowers or the Administrative Agent with the appropriate form described in
Section 8.4(d) (unless such failure is due to a change in treaty, law or regulation occurring subsequent to the date on which such form originally was required to be provided), such Bank shall not be entitled to indemnification under Section 8.4(b) or (c) with respect to Taxes imposed by the United States; provided that if a Bank, which is otherwise exempt from or subject to a reduced
--------
rate of withdrawal tax, becomes subject to Taxes because of its failure to deliver a form required hereunder, the Borrowers shall take such steps as such Bank shall reasonably request to assist such Bank to recover such Taxes.

        (f) If any Borrower is required to pay additional amounts to or for the account of any Bank pursuant to this Section, then such Bank will change the jurisdiction of its Applicable Lending Office if, in the judgement of such Bank, such change (i) will eliminate or reduce any such additional payment which may thereafter accrue and (ii) is not otherwise disadvantageous to such Bank.

        SECTION 8.5.  Base Rate Loans Substituted for Affected Fixed Rate Loans.
                      ---------------------------------------------------------
If (i) the obligation of any Bank to make, or convert outstanding Loans to, Euro-Dollar Loans has been suspended pursuant to Section 8.2 or (ii) any Bank has demanded compensation under Section 8.3 or 8.4 with respect to its CD Loans or Euro-Dollar Loans and a Borrower shall, by at least five Euro-Dollar Business Day's prior notice to such Bank through the Administrative Agent, have elected that the provisions of this Section shall apply to such Bank with respect to such Borrower, then, unless and until such Bank notifies such Borrower that the circumstances giving rise to such suspension or demand for compensation no longer exist:

        (a) all Loans which would otherwise be made by such Bank to such Borrower as (or continued as or converted into) CD Loans or Euro-Dollar Loans, as the case may be, shall instead be Base Rate Loans (on which interest and principal shall be payable contemporaneously with the related Fixed Rate Loans of the other Banks); and

           (b) after each of its CD Loans or Euro-Dollar Loans, as the case may be, to such Borrower has been repaid (or converted to a Base Rate Loan), all payments or principal which would otherwise be applied to repay such Fixed Rate Loans shall be applied to repay its Base Rate Loans to such Borrower instead.

If such Bank notifies such Borrower that the circumstances giving rise to such notice no longer apply, the principal amount of each such Base Rate Loan shall be converted into a CD Loan or Euro-Dollar Loan, as the case may be, on the first day of the next succeeding Interest Period applicable to the related CD Loans or Euro-Dollar Loans of the other Banks.

           SECTION 8.6.  Substitution of Bank.   If (a) the obligation of any
                         --------------------
Bank to make Loans has been suspended pursuant to Section 8.2 or (b) any Bank has demanded compensation under Section 8.3 or 8.4, the Borrowers, acting jointly, shall have the right to seek a substitute financial institution or institutions (which may be one or more of the Banks) to purchase the Notes and assume the Commitment of such Bank pursuant to Section 9.6(c).


                                   ARTICLE 9

                                 MISCELLANEOUS

           SECTION 9.1.  Notices.  All notices, requests and other
                         -------
communications to any party hereunder shall be in writing (including bank wire, telex, facsimile transmission or similar writing) and shall be given to such party: (a) in the case of any Borrower or the Administrative Agent, at its address, facsimile number or telex number set forth on the signature pages hereof, (b) in the case of any Bank, at its address, facsimile number or telex number set forth in its Administrative Questionnaire or (c) in the case of any party, such other address, facsimile number or telex number as such party may hereafter specify for the purpose by notice to the Administrative Agent and the Borrowers. Each such notice, request or other communication shall be effective
(i) if given by telex, when such telex is transmitted to the telex number specified in this Section and the appropriate answerback is received, (ii) if given by facsimile transmission, when transmitted to the facsimile number specified in this Section and confirmation of receipt is received, (iii) if given by mail, 72 hours after such communication is deposited in the mails with first class postage prepaid, addressed as aforesaid or (iv) if given by any other means, when delivered at the address specified in this Section; provided that notices to the Administrative Agent under Article 2 or Article 8
--------
shall not be effective until received.

           SECTION 9.2.  No Waivers.  No failure or delay by the Administrative
                         ----------
Agent or any Bank in exercising any right, power or privilege hereunder or under any Note shall operate as a waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies herein provided shall be cumulative and not exclusive of any rights or remedies provided by law.

           SECTION 9.3.  Expenses; Indemnification.  (a)  The Borrowers jointly
                         -------------------------
and severally agree to pay all out-of-pocket expenses of the Administrative Agent, including reasonable fees and disbursements of special counsel for the Administrative Agent, in connection with the preparation and administration of this Agreement, any waiver or consent hereunder or any amendment hereof.

           (b) If any Default or alleged Default or Event of Default occurs with respect to either Borrower, such Borrower shall pay all out-of-pocket expenses incurred by the Administrative Agent and each Bank, including (without duplication) the reasonable fees and disbursements of outside counsel and the allocated cost of inside counsel, in connection with such Default, alleged Default, or Event of Default and all collection, settlement, bankruptcy, insolvency and other enforcement proceeding resulting therefrom.

           (c) The Borrowers jointly and severally agree to indemnify the Administrative Agent and each Bank, their respective affiliates and the respective directors, officers, agents and employees of the foregoing (each an "Indemnitee") and hold each Indemnitee harmless from and against any and all liabilities, losses, damages, costs and expenses of any kind, including, without limitation, the reasonable fees and disbursements of counsel, which may be incurred by such Indemnitee in connection with any investigative, administrative or judicial proceeding (whether or not such Indemnitee shall be designated a party thereto) brought or threatened relating to or arising out of this Agreement or any actual or proposed use of proceeds of Loans hereunder; provided
                                                                        --------
that no Indemnitee shall have the right to be indemnified hereunder for such Indemnitee's own gross negligence or willful misconduct as determined by a court of competent jurisdiction.

           SECTION 9.4.  Sharing of Set-Offs.  Each Bank agrees that if it
                         -------------------
shall, by exercising any right of set-off or counterclaim or otherwise, receive payment of an proportion of the aggregate amount of principal and interest then due with respect to the Note of either Borrower held by it which is greater than the proportion received by any other Bank in respect of the aggregate amount of principal and interest then due with respect to the Note of such Borrower held by such other Bank, the Bank receiving such proportionately greater payment shall purchase such participations in the Notes of such Borrower held by the other Banks, and such other adjustments shall be made, as may be required so that all such payments of principal and interest with respect to the Notes of such Borrower held by the Banks shall be shared by the Banks pro rata; provided
                                                                       --------
that nothing in this Section shall impair the right of any Bank to exercise any right of set-off or counterclaim it may have to apply the amount subject to such exercise to the payment of indebtedness of either Borrower other than its indebtedness hereunder. Each Borrower agrees, to the fullest extent it may effectively do so under applicable law, that any holder of a participation in a Note of such Borrower, whether or not acquired pursuant to the foregoing arrangements, may exercise rights of set-offs or counterclaim and other rights with respect to such participation as fully as if such holder of a participation were a direct creditor of such Borrower in the amount of such participation.

           SECTION 9.5.  Amendments and Waivers.  Any provision of this
                         ----------------------
Agreement or the Notes may be amended or waived if, but only if, such amendment or waiver is in writing and is signed by the Borrowers and the Required Banks (and, if the rights or duties of the Administrative Agent are affected thereby, by the Administrative Agent); provided that no such amendment or waiver shall, unless signed by all the Banks, (i) increase or decrease the Commitment of any Bank (except for a ratable decrease in the Commitments of all Banks) or subject any Bank to any additional obligation, (ii) reduce the principal of or rate of interest on any Loan or any fees hereunder, (iii) postpone the date fixed for any payment of principal of or interest on any Loan or any fees hereunder or for the scheduled termination of any Commitment, (iv) change the percentage of the Commitments or of the aggregate unpaid principal amount of the Notes, or the number of Banks, which shall be required for the Banks or any of them to take any action under this Section or any other provision of this Agreement, or
(v) change this proviso.
                -------

           SECTION 9.6.  Successors and Assigns.  (a) The provisions of this
                         ----------------------
Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns, except that no Borrower may assign or otherwise transfer any of its rights under this Agreement without the prior written consent of all Banks.

          (b) Any Bank may at any time grant to one or more banks or other institutions (each a "Participant") participating interests in its Commitment or any or all of its Loans. In the event of any such grant by a Bank of a participating interest to a Participant, whether or not upon notice to either Borrower and the Administrative Agent, such Bank shall remain responsible for the performance of its obligations hereunder, and the Borrowers and the Administrative Agent shall continue to deal solely and directly with such Bank in connection with such Bank's rights and obligations under this Agreement. Any agreement pursuant to which any Bank may grant such a participating interest shall provide that such Bank shall retain the sole right and responsibility to enforce the obligations of the Borrowers hereunder including, without limitation, the right to approve any amendment, modification or waiver of any provision of this Agreement; provided that such participation agreement may
                             --------
provide that such Bank will not agree to any modification, amendment or waiver of this Agreement described in clause (i), (ii), or (iii) of Section 9.5 without the consent of the Participant. Subject to subsection (e) below, each Borrower agrees that each Participant shall, to the extent provided in its participation agreement, be entitled to the benefits of Section 2.16 and Article 8 with respect to its participating interest. An assignment or other transfer which is not permitted by subsection (c) or (d) below shall be given effect for purposes of this Agreement only to the extent of a participating interest granted in accordance with this subsection (b).

          (c) Any Bank may at any time assign to one or more banks or other institutions (each an "Assignee") all, or a proportionate part (equivalent to an initial Commitment of not less than $10,000,000.00) of all, of its rights and obligations under this Agreement and the Notes, and such Assignee shall assume such rights and obligations, pursuant to an Assignment and Assumption Agreement in substantially the form of Exhibit G hereto executed by such Assignee and such transferor Bank, with (and subject to) the subscribed consent of the Borrowers and the Administrative Agent; provided that if an Assignee is an affiliate of
                              --------
such transferor Bank or was a Bank immediately prior to such assignment, no such consent shall be required; and provided further that such assignment may, but
                               -------- -------
need not, include rights of the transferor Bank in respect of outstanding

Money Market Loans; and provided further that the assignor Bank shall retain a
                        ----------------
Commitment equivalent to an initial Commitment of not less than $10,000,000. Upon execution and delivery of such instrument and payment by such Assignee to such transferor Bank of an amount equal to the purchase price agreed between such transferor Bank and such Assignee, such Assignee shall be a Bank party to this Agreement and shall have all the rights and obligations of a Bank with a Commitment as set forth in such instrument of assumption, and the transferor Bank shall be released from its obligations hereunder to a corresponding extent, and no further consent or action by any party shall be required. Upon the consummation of any assignment pursuant to this subsection (c), the transferor Bank, the Administrative Agent and the Borrowers shall make appropriate arrangements so that, if required, new Notes are issued to the Assignee. In connection with any such assignment, the transferor Bank shall pay to the Administrative Agent an Administrative fee for processing such assignment in the amount of $2,5000. If the Assignee is not incorporated under the laws of the United States of America or a state thereof, it shall deliver to the Borrowers and the Administrative Agent certification as to exemption from deduction or withholding of any United States federal income taxes in accordance with Section 8.4.

          (d) Any Bank may at any time assign all or any portion of its rights under this Agreement and its Notes to a Federal Reserve Bank. No such assignment shall release the transferor Bank from its obligations hereunder.

          (e) No Assignee, Participant or other transferee of any Bank's rights shall be entitled to receive any greater payment under Section 8.3 or 8.4 than such Bank would have been entitled to receive with respect to the rights transferred, unless such transfer is made with the Borrower's prior written consent or by reason of the provisions of Section 8.2, 8.3 or 8.4 requiring such Bank to designate a different Applicable Lending Office under certain circumstances or at a time when the circumstances giving rise to such greater payment did not exist.

          SECTION 9.7. Collateral. Each of the Banks represents to the
                       ----------
Administrative Agent and each of the other Banks that it in good faith is not relying upon any "margin stock" (as defined in Regulation U) as collateral in the extension or maintenance of the credit provide for in this Agreement.

          SECTION 9.8. Governing Law; Submission to Jurisdiction. This Agreement
                       -----------------------------------------
and each Note shall be
governed by and construed in accordance with the laws of the State of New York. Each Borrower hereby submits to the nonexclusive jurisdiction of the United States District Court for the Southern District of New York and of any New York State court sitting in New York City for purposes of all legal proceedings arising out of or relating to this Agreement or the transactions contemplated hereby. Each Borrower irrevocably waives, to the fullest extent permitted by law, any objection which it may now or hereafter have to the laying of the venue of any such proceeding brought in such a court and any claim that any such proceeding brought in such a court has been brought in an inconvenient forum.

        SECTION 9.9.  Counterparts; Integration; Effectiveness; Termination of
                      --------------------------------------------------------
Designated Credit Facilities. (a)  This Agreement may be signed in any number of
----------------------------
counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument. This Agreement constitutes the entire agreement and understanding among the parties hereto and supersedes any and all prior agreements and understandings, oral or written, relating to the subject matter hereof. This Agreement shall become effective upon receipt by the Administrative Agent of counterparts hereof signed by each of the parties hereto (or, in the case of any party as to which an executed counterpart shall not have been received, receipt by the Administrative Agent in form satisfactory to it of telegraphic, telex, facsimile or other written confirmation from such party of execution of a counterpart hereof by such party).

        (b) The parties hereto (comprising all the parties to the Designated Credit Facilities) agree that, on the Effective Date, the Designated Credit Facilities shall terminate without further action by any party thereto, and any loans outstanding thereunder and other amounts payable thereunder shall be due and payable on such date.

        SECTION 9.10.  WAIVER OF JURY TRIAL.  EACH OF THE BORROWERS, THE
                       --------------------
ADMINISTRATIVE AGENT AND THE BANKS HEREBY IRREVOCABLY WAIVES ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.

        SECTION 9.11.  Confidentiality. The Administrative Agent and each Bank
                       ---------------
agree to keep any information delivered or made available by the Borrowers pursuant to this Agreement confidential from anyone other than persons employed or retained by such Bank or its affiliates who are engaged in evaluating, approving, structuring or administering the credit facility.

contemplated hereby; provided that nothing herein shall prevent any Bank from
                     --------
disclosing such information (a) to any other Bank or to the Administrative Agent, (b) to any other Person if reasonably incidental to the administration of the credit facility contemplated hereby, (c) upon the order of any court or administrative agency, (d) upon the request or demand of any regulatory agency or authority, (e) which had been publicly disclosed other than as a result of a disclosure by the Administrative Agent or any Bank prohibited by this Agreement,
(f) in connection with any litigation to which the Administrative Agent, any Bank or its affiliates or Parent may be a party, (g) to the extent necessary in connection with the exercise of any remedy hereunder, (h) to such Bank's or Administrative Agent's legal counsel and independent auditors and (i) subject to provisions substantially similar to those contained in this Section, to any actual or proposed Participant or Assignee.

        IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officers as of the day and year first above written.

                                        NATIONWIDE MUTUAL INSURANCE
                                        COMPANY


                                        By
                                          -----------------------
                                          Name:
                                          Title:
                                          Address: One Nationwide Plaza
                                                   Columbus, OH  43251
                                          Facsimile:  (614) 249-2739

                                        NATIONWIDE MUTUAL INSURANCE
                                        COMPANY


                                        By
                                          -----------------------
                                          Name:
                                          Title:
                                          Address: One Nationwide Plaza
                                                   Columbus, OH  43251
                                          Facsimile:  (614) 249-2739



$70,000,000                             MORGAN GUARANTY TRUST COMPANY
                                          OF NEW YORK


                                        By
                                          -----------------------
                                          Title:


$65,000,000                             THE BANK OF NEW YORK


                                        By
                                          -----------------------
                                          Title:

$65,000,000                             BANK ONE, COLUMBUS, NA


                                        By
                                          -----------------------
                                          Title:


$65,000,000                             THE FIRST NATIONAL BANK
                                          OF CHICAGO


                                        By
                                          -----------------------
                                          Title:


$65,000,000                             MELLON BANK, N.A.


                                        By
                                          -----------------------
                                          Title:


$30,000,000                             THE CHASE MANHATTAN BANK N.A.


                                        By
                                          -----------------------
                                          Title:


$30,000,000                             FLEET NATIONAL BANK


                                        By
                                          -----------------------
                                          Title:


$30,000,000                             THE HUNTINGTON NATIONAL BANK


                                        By
                                          -----------------------
                                          Title:

$30,000,000                             KEYBANK NATIONAL ASSOCIATION


                                        By
                                          -----------------------
                                          Title:


$30,000,000                             NATIONAL CITY BANK OF COLUMBUS


                                        By
                                          -----------------------
                                          Title:


$30,000,000                             THE NORTHERN TRUST COMPANY


                                        By
                                          -----------------------
                                          Title:


$30,000,000                             ROYAL BANK OF CANADA


                                        By
                                          -----------------------
                                          Title:


$30,000,000                             STATE STREET BANK AND TRUST
                                          COMPANY


                                        By
                                          -----------------------
                                          Title:


$30,000,000                             WELLS FARGO BANK, N.A.


                                        By
                                          -----------------------
                                          Title:


Total Commitments

$600,000,000
============

                                        MORGAN GUARANTY TRUST COMPANY
                                          OF NEW YORK,
                                          as Administrative Agent


                                        By
                                          -----------------------
                                          Name:
                                          Title:
                                          Address:  60 Wall Street
                                                    New York, NY 10260
                                          Facsimile:  (212) 648-5249

                               PRICING SCHEDULE

          Each of "Euro-Dollar Margin", "CD Margin", and "Facility Fee Rate" means, for any date, the rates set forth below in the row opposite such term and in the column corresponding to the "Pricing Level" that applies at such date:

  --------------------------------------------------------------------------------------------------
                                         Level      Level      Level     Level     Level     Level
                                           I          II        III        IV        V         VI
  --------------------------------------------------------------------------------------------------
  CD Margin
     Usage   less than
             and/or equal to 50%         0.2525%    0.255%     0.285%    0.375%    0.425%    0.625%
     Usage   greater than    50%         0.3025%    0.305%     0.335%    0.425%    0.475%    0.725%
  --------------------------------------------------------------------------------------------------
  Euro-Dollar Margin
     Usage   less than
             and/or equal to 50%         0.1275%    0.130%     0.160%    0.250%    0.300%    0.500%
     Usage   greater than    50%         0.1775%    0.180%     0.210%    0.300%    0.350%    0.600%
  --------------------------------------------------------------------------------------------------
  Facility Fee                           0.060%     0.070%     0.090%    0.125%    0.150%    0.250%
  Rate
  --------------------------------------------------------------------------------------------------

          For purposes of this Schedule, the following terms have the following meanings, subject to the concluding paragraph of this Schedule:

          "Level I Pricing" applies at any date if, at such date, Nationwide Mutual's claims paying ability is rated AAA or higher by S&P or Aaa or higher
                                                               --
  by Moody's.

          "Level II Pricing" applies at any date if, at such date, (i) Nationwide Mutual's claims paying ability is rated AA- or higher by S&P or Aa3
                                                         --
  or higher by Moody's and (ii) Level I Pricing does not apply.

          "Level III Pricing" applies at any date if, at such date, (i) Nationwide Mutual's claims paying ability is rated A or higher by S&P or A2 or
                                                                        --
  higher by Moody's and (ii) neither Level I Pricing nor Level II Pricing applies.

          "Level IV Pricing" applies at any date if, at such date, (i) Nationwide Mutual's claims paying ability is rated A- or higher by S&P or A3
                                                                         --
  or higher by Moody's and (ii) none of Level I Pricing, Level II Pricing and Level III Pricing applies.

          "Level V Pricing" applies at any date if, at such date, (i) Nationwide Mutual's claims paying ability is rated BBB+ or higher by S&P or Baa1 or
                                                                --
  higher by Moody's and (ii) none of Level I Pricing, Level II Pricing, Level III Pricing or Level IV Pricing applies.

          "Level VI Pricing" applies at any date if, at such date, no other Pricing Level applies.

          "Pricing Level" refers to the determination of which of Level I, Level II, Level III, Level IV, Level V or Level VI applies at any date.

          "Usage" means at any date the percentage equivalent of a fraction (i) the numerator of which is the aggregate outstanding principal amount of the Loans at such date, after giving effect to any borrowing or payment on such date, and (ii) the denominator of which is the aggregate amount of the Commitments at such date, after giving effect to any reduction of the Commitments on such date. For purposes of this Schedule, if for any reason any Loans remain outstanding after termination of the Commitments, the Usage for each date on or after the date of such termination shall be deemed to be greater than 50%.

The rating in effect at any date is that in effect at the close of business on such date.

For purposes of determining which Pricing Level applies: (a) if the claims paying ability of Nationwide Mutual is split-rated and the differential is one category, the higher rating category will apply (e.g., AAA/Aa1 results in Level I Pricing); but (b) if the claims paying ratings of Nationwide Mutual is split-rated and the differential is two categories or more, the rating at the midpoint will apply (e.g., AAA/Aa2 results in Level II Pricing) and if there is no such midpoint category, the higher of the two intermediate categories will apply (e.g., A+/Baa1 results in Level III Pricing).

                                                                      Schedule I

                         Designated Credit Facilities
                         ----------------------------

$15,000,000 lines of credit in favor of nationwide Mutual and/or Nationwide Life from each of the following financial institutions:

1. Morgan Guaranty Trust Company of New York
2. Mellon Bank, N.A.
3. NBD Bank
4. Shawmut Bank
5. Huntington National Bank
6. Bank One, Columbus, NA
7. Fleet National Bank
8. National City Bank

                                                                       EXHIBIT A

                                     NOTE

                                                           New York, New York
                                                           ____________ __, 199_

     For value received, [Name of Borrower], a [Borrower's Jurisdiction of Incorporation] corporation (the "Borrower"), promises to pay to the order of ___________________(the "Bank"), for the account of its Applicable Lending Office, the unpaid principal amount of each Loan made by the Bank to the Borrower pursuant to the Credit Agreement referred to below on the maturity date provided for in the Credit Agreement. The Borrower promises to pay interest on the unpaid principal amount of each such Loan on the dates and at the rate or rates provided for in the Credit Agreement. All such payments of principal and interest shall be made in lawful money of the United States in Federal or other immediately available funds at the office of Morgan Guaranty Trust Company of New York, 60 Wall Street, New York, New York.

     All Loans made by the Bank, the respective types thereof and all repayments of the principal thereof shall be recorded by the Bank and, if the Bank so elects in connection with any transfer or enforcement hereof, appropriate notations to evidence the foregoing information with respect to each such Loans then outstanding may be endorsed by the Bank on the schedule attached hereto, or on a continuation of such schedule attached to and made a part hereof; provided
                                                                       --------
that the failure of the Bank to make any such recordation or endorsement shall not affect the obligations of the Borrower hereunder or under the Credit Agreement.

     This note is one of the Notes referred to in the Credit Agreement dated as of August 12, 1996 among Nationwide Mutual Insurance Company, Nationwide Life Insurance Company, the Banks parties thereto and Morgan

Guaranty Trust Company of New York, as Administrative Agent (as amended from time to time, the "Credit Agreement"). Terms defined in the Credit Agreement are used herein with the same meanings. Reference is made to the Credit Agreement for provisions for the prepayment hereof and the acceleration of the maturity hereof.

                                     [NAME OF BORROWER]



                                     By
                                       ----------------------------------
                                       Name:
                                       Title:

                        LOANS AND PAYMENTS OF PRINCIPAL

--------------------------------------------------------------------------------

               Amount         Type           Amount of
                 of            of            Principal           Notation
    Date        Loan          Loan            Repaid             Made By

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                                       EXHIBIT B

                       Form of Money Market Quote Request
                       ----------------------------------


                                                                   [Date]


To:       Morgan Guaranty Trust Company of New York (the "Administrative
          Agent")

From:     [Name of Borrower]

Re: Credit Agreement (as amended from time to time, the "Credit Agreement") dated as of August 12, 1996 among Nationwide Mutual Insurance Company, Nationwide Life Insurance Company, the
          Banks parties thereto and the Administrative Agent

     We hereby give notice pursuant to Section 2.3 of the Credit Agreement that we request Money Market Quotes for the following proposed Money Market Borrowing(s):

Date of Borrowing:  _____________________

Principal Amount/1/                 Interest Period/2/
-------------------                 ------------------

$

     Such Money Market Quotes should offer a Money Market [Margin] [Absolute Rate]. [The applicable base rate is the London Interbank Offered Rate.]

--------------------

     /1/  Amount must be $10,000,000 or a larger multiple of $1,000,000.

     /2/ Not less than one month (LIBOR Auction) or not less than 7 days (Absolute Rate Auction), subject to the provisions of the definition of Interest Period.

    Terms used herein have the meanings assigned to them in the Credit
Agreement.

                                       [NAME OF BORROWER]



                                       By
                                         ---------------------------------
                                         Name:
                                         Title:

                                                                       EXHIBIT C


        Form of Invitation for Money Market Ouotes
        ------------------------------------------


To:  [Name of Bank]
Re:  Invitation for Money Market Quotes to [Name of
     Borrower] (the "Borrower")


     Pursuant to Section 2.3 of the Credit Agreement dated as of August 12, 1996 among Nationwide Mutual Insurance Company, Nationwide Life Insurance Company, the Banks parties thereto and the undersigned, as Administrative Agent, we are pleased on behalf of the Borrower to invite you to submit Money Market Quotes to the Borrower for the following proposed Money Market Borrowing(s):

Date of Borrowing:
                  _____________________

Principal Amount                  Interest Period
----------------                  ---------------

$

   Such Money Market Quotes should offer a Money Market [Margin] [Absolute Rate]. [The applicable base rate is the London Interbank Offered Rate.]

   Please respond to this invitation by no later than [2:00 P.M.] [9:30 A.M.] (New York City time) on [date].


                                        MORGAN GUARANTY TRUST COMPANY
                                          OF NEW YORK,
                                          as Administrative Agent

                                        By
                                          ---------------------------
                                              Authorized Officer

                                                                       EXHIBIT D

                          Form of Money Market Ouote
                          --------------------------

To:   Morgan Guaranty Trust Company of New York, as
      Administrative Agent

Re:   Money Market Quote to [Name of Borrower] (the
      "Borrower")

      In response to your invitation on behalf of the Borrower dated , we hereby make the following Money Market Quote on the following terms:

1.  Quoting Bank:_____________________________
2.  Person to contact at Quoting Bank:

    ___________________________________
3.  Date of Borrowing:________________________*

4. We hereby offer to make Money Market Loan(s) in the following principal amounts, for the following Interest Periods and at the following rates:


Principal       Interest  Money Market
Amount**        Period*** [Marqin****] [Absolute Rate*****]
--------        ------------------------------------------

$

$

   [Provided, that the aggregate principal amount of Money Market Loans for which the above offers may be accepted shall not exceed $___________ .]**

________
*  As specified in the related Invitation.
** Principal amount bid for each Interest Period may not exceed principal amount requested. Specify aggregate limitation if the sum of the individual offers exceeds the amount the Bank is willing to lend. Bids must be made for $5,000,000 or a larger multiple of $1,000,000.

                      (notes continued on following page)

          We understand and agree that the offer(s) set forth above, subject to the satisfaction of the applicable conditions set forth in the Credit Agreement dated as of August 12, 1996 among Nationwide Mutual Insurance Company, Nationwide Life Insurance Company, the Banks parties thereto and yourselves, as Administrative Agent, irrevocably obligates us to make the Money Market Loan(s) for which any offer(s) are accepted, in whole or in part.

                                        Very truly yours,

                                        [NAME OF BANK]



Dated:                                  By:
      ______________                       ____________________________
                                                Authorized Officer
________
*** Not less than one month or not less than 30 days, as specified in the related Invitation. No more than five bids are permitted for each Interest Period.
**** Margin over or under the London Interbank Offered Rate determined for the applicable Interest Period. Specify percentage (to the nearest l/l0,000 of 1%) and specify whether "PLUS" or "MINUS". ***** Specify rate of interest per annum (to the nearest 1/10,OOOth of 1%).

                                                                       EXHIBIT E




                                                     August 12, 1996


To the Banks and the Administrative Agent
  Referred to Below
c/o Morgan Guaranty Trust Company
  of New York, as Administrative Agent
60 Wall Street
New York, New York 10260

Dear Sirs:

         We have acted as counsel for Nationwide Mutual Insurance Company and Nationwide Life Insurance Company (each, a "Borrower") in connection with the Credit Agreement (the "Credit Agreement") dated as of August 12, 1996 among the Borrowers, the Banks parties thereto, and Morgan Guaranty Trust Company of New York, as Administrative Agent. Terms defined in the Credit Agreement are used herein as therein defined. This opinion is being rendered to you at the request of the Borrowers pursuant to Section 3.1(b) of the Credit Agreement.

        We have examined originals or copies, certified or otherwise identified to our satisfaction, of such documents, corporate records, certificates of public officials and other instruments and have conducted such other investigations of fact and law as we have deemed necessary or advisable for purposes of this opinion.

        Upon the basis of the foregoing, we are of the opinion that:

        1. Each Borrower is a corporation duly incorporated, validly existing and in good standing under the laws of the jurisdiction of its incorporation and has all corporate powers and all material governmental licenses, authorizations, consents and approvals required to carry on its business as now conducted.

       2. The execution, delivery and performance by each Borrower of the Credit Agreement and its Notes are within the corporate powers of such Borrower, have been duly authorized by all necessary corporate action, require no action by or in respect of, or filing with, any governmental body, agency or official and do not contravene, or constitute a default under, any provision of applicable law or regulation or of the certificate of incorporation or by-laws of such Borrower or of any agreement, judgment, injunction, order, decree or other instrument binding upon such Borrower or any of its Subsidiaries or result in the creation or imposition of any Lien on any asset of such Borrower or any of its Subsidiaries.

       3. The Credit Agreement constitutes a valid and binding agreement of each Borrower and each note constitutes a valid and binding obligation of the Borrower issuing the same, in each case enforceable in accordance with its terms except as the same may be limited by bankruptcy, insolvency or similar laws affecting creditors' rights generally and by general principles of equity.

       4. There is no action, suit or proceeding pending against, or to the best of our knowledge threatened against or affecting, any Borrower or any of their Subsidiaries before any court or arbitrator or any governmental body, agency or official, in which there is a reasonable possibility of an adverse decision which could materially adversely affect the business, consolidated financial position or consolidated results of operations of such Borrower or any of its consolidated Subsidiaries, considered as a whole, or which in any manner draws into question the validity of the Credit Agreement or the Notes.

                                       Very truly yours,

                                                                      EXHIBIT F




                                                    August 12, 1996

To the Banks and the Administrative Agent
  Referred to Below
c/o Morgan Guaranty Trust Company
  of New York, as Administrative Agent
60 Wall Street
New York, New York  10260

Dear Sirs:

       We have participated in the preparation of the Credit Agreement (the "Credit Agreement") dated as of August 12, 1996 among Nationwide Mutual Insurance Company, Nationwide Life Insurance Company, the Banks parties thereto and Morgan Guaranty Trust Company of New York, as Administrative Agent, and have acted as special counsel for the Administrative Agent for the purpose of rendering this opinion pursuant to Section 3.1(c) of the Credit Agreement.
Terms defined in the Credit Agreement are used herein as therein defined.

       We have examined originals or copies, certified or otherwise identified to our satisfaction, of such documents, corporate records, certificates of public officials and other instruments and have conducted such other investigations of fact and law as we have deemed necessary or advisable for purposes of this opinion.

       Upon the basis of the foregoing, we are of the opinion that:

       1. The execution, delivery and performance by each Borrower of the Credit Agreement and its Notes are within such Borrower's corporate powers and have been duly authorized by all necessary corporate action.

        2. The Credit Agreement constitutes a valid and binding agreement of each Borrower and each Note constitutes a valid and binding obligation of the Borrower issuing the same, in each case enforceable in accordance with its terms except as the same may be limited by bankruptcy, insolvency or similar laws affecting creditors' rights generally and by general principles of equity.

        We are members of the Bar of the State of New York and the foregoing opinion is limited to the laws of the State of New York and the federal laws of the United States of America. In giving the foregoing opinion, (i) we express no opinion as to the effect (if any) of any law of any jurisdiction (except the State of New York) in which any Bank is located which the rate of interest that such Bank may charge or collect and (ii) as to all matters governed by the laws of Ohio, we have relied, without independent investigation, on the opinion of counsel for the Borrowers, copies of which have been delivered to you.

        This opinion is rendered solely to you in connection with the above matter. This opinion may not be relied upon by you for other purposes or relied upon by any other person without our prior written consent.

                                       Very truly yours,

                                                                       EXHIBIT G


                      ASSIGNMENT AND ASSUMPTION AGREEMENT



        AGREEMENT, dated as of ________________ among (NAME OF ASSIGNOR) (the "Assignor"), (NAME OF ASSIGNEE) (the "Assignee"), NATIONWIDE MUTUAL INSURANCE NATIONWIDE LIFE INSURANCE COMPANY (each, a "Borrower") and MORGAN GUARANTY TRUST COMPANY OF NEW YORK, as Administrative Agent (the "Administrative Agent").

        WHEREAS, this Assignment and Assumption Agreement (the "Agreement") relates to the Credit Agreement dated as of August 12, 1996 among the Borrowers, the Assignor and the other Banks parties thereto, as Banks, and the Administrative Agent (as amended from time to time, the "Credit Agreement");

        WHEREAS, as provided under the Credit Agreement, the Assignor has a Commitment to make Loans to the Borrowers in an aggregate principal amount at any time outstanding not to exceed $___________;

        WHEREAS, Committed Loans made to the Borrowers by the Assignor under the Credit Agreement in the aggregate principal amount of $__________ are outstanding at the date hereof; and

        WHEREAS, the Assignor proposes to assign to the Assignee all of the rights of the Assignor under the Credit Agreement in respect of a portion of its Commitment thereunder in an amount equal to $____________ (the "Assigned Amount"), together with a corresponding portion of its outstanding Committed Loans, and the Assignee proposes to accept assignment of such rights and assume the corresponding obligations from the Assignor on such terms;

        NOW, THEREFORE, in consideration of the foregoing and the mutual agreements contained herein, the parties hereto agree as follows:

          SECTION 1.  Definitions.  All capitalized terms not otherwise defined
                      -----------
     herein shall have the respective meanings set forth in the Credit
     Agreement.

          SECTION 2.  Assignment.  The Assignor hereby assigns and sells to the
                      ----------
     Assignee all of the rights of the Assignor under the Credit Agreement to the extent of the Assigned Amount, and the Assignee hereby accepts such assignment from the Assignor and assumes all of the obligations of the Assignor under the Credit Agreement to the extent of the Assigned Amount, including the purchase from the Assignor of the corresponding portion of the principal amount of the Committed Loans made by the Assignor outstanding at the date hereof. Upon the execution and delivery hereof by the Assignor, the Assignee, [the Borrowers and the Administrative Agent] and the payment of the amounts specified in Section 3 required to be paid on the date hereof (i) the Assignee shall, as of the date hereof, succeed to the rights and be obligated to perform the obligations of a Bank under the Credit Agreement with a Commitment in an amount equal to the Assigned Amount, and (ii) the Commitment of the Assignor shall, as of the date hereof, be reduced by a like amount and the Assignor released from its obligations under the Credit Agreement to the extent such obligations have been assumed by the Assignee. The assignment provided for herein shall be without recourse to the Assignor.

          SECTION 3.  Payments.  As consideration for the assignment and sale
                      --------
     contemplated in Section 2 hereof, the Assignee shall pay to the Assignor on the date hereof in Federal funds the amount heretofore agreed between them./1/ It is understood that facility fees accrued to the date hereof with respect to the Assigned Amount are for the account of the Assignor and such fees accruing from and including the date hereof are for the account of the Assignee. Each of the Assignor and the Assignee hereby agrees that if it receives any amount under the Credit Agreement which is for the account of the other party hereto, it shall receive the

--------------------------------

     /1/ Amount should combine principal together with accrued interest and breakage compensation, if any, to be paid by the Assignee, net of any portion of any upfront fee to be paid by the Assignor to the Assignee. It may be preferable in an appropriate case to specify these amounts generically or by formula rather than as a fixed sum.

same for the account of such other party to the extent of such other party's interest therein and shall promptly pay the same to such other party.

       [SECTION 4.  Consent of the Borrowers and the Administrative Agent.  This
                    -----------------------------------------------------
Agreement is conditioned upon the consent of the Borrowers and the Administrative Agent pursuant to Section 9.6(c) of the Credit Agreement. The execution of this Agreement by the Borrowers and the Administrative Agent is evidence of this consent. Pursuant to Section 9.6(c), the Borrowers agree to execute and deliver a Note payable to the order of the Assignee to evidence the assignment and assumption provided for herein.]

       SECTION 5.  Non-Reliance on Assignor.  The Assignor makes no
                   ------------------------
representation or warranty in connection with, and shall have no responsibility with respect to, the solvency, financial condition, or statements of any Borrower, or the validity and enforceability of the obligations of any Borrower in respect of the Credit Agreement or any Note. The Assignee acknowledges that it has, independently and without reliance on the Assignor, and based on such documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Agreement and will continue to be responsible for making its own independent appraisal of the business, affairs and financial condition of the Borrowers.

       SECTION 6.  Governing Law.  This Agreement shall be governed by and
                   -------------
construed in accordance with the laws of the State of New York.

       SECTION 7.  Counterparts.  This Agreement may be signed in any number of
                   ------------
counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

        IN WITNESS WHEREOF, the parties have caused this Agreement to be executed and delivered by their duly authorized officers as of the date first above written.


                                        [NAME OF ASSIGNOR]


                                        By
                                          -----------------------
                                          Name:
                                          Title:


                                        [NAME OF ASSIGNOR]


                                        By
                                          -----------------------
                                          Name:
                                          Title:


                                        [NATIONWIDE MUTUAL INSURANCE
                                        COMPANY


                                        By
                                          -----------------------
                                          Name:
                                          Title:


                                        NATIONWIDE LIFE INSURANCE
                                        COMPANY


                                        By
                                          -----------------------
                                          Name:
                                          Title:

                                        MORGAN GUARANTY TRUST COMPANY
                                          OF NEW YORK,
                                        as Administrative Agent


                                        By
                                          -----------------------
                                          Name:
                                          Title:  ]